SIT MUTUAL FUNDS

                                  STOCK FUNDS

                               SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 2002



                           A FAMILY OF NO-LOAD FUNDS
                           -------------------------

                                 BALANCED FUND
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                             SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND





                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

[LOGO] -------------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately
$6.2 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees and no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE

Chairman's Letter                                                             2

Performance Summary and Stock Funds Market Review                             4

Average Annual Total Returns                                                  6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

        Balanced Fund                                                         8

        Large Cap Growth Fund                                                14

        Mid Cap Growth Fund                                                  18

        International Growth Fund                                            22

        Small Cap Growth Fund                                                26

        Science and Technology Growth Fund                                   30

        Developing Markets Growth Fund                                       34

Notes to Portfolios of Investments                                           38

Statements of Assets and Liabilities                                         40

Statements of Operations                                                     42

Statements of Changes in Net Assets                                          44

Notes to Financial Statements                                                48

Financial Highlights                                                         52

Results of Shareholder Meeting                                               59

       SIT MUTUAL FUNDS
[PHOTO]-------------------------------------------------------------------------
       SIX MONTHS ENDED DECEMBER 31, 2002

CHAIRMAN'S LETTER

Dear Fellow Shareholders:

Despite solid economic growth in the U.S. economy, equity markets fell in 2002 for the third consecutive year. However, we believe many of the concerns that have pressured stock prices have eased and that prospects are positive in the year ahead.

ECONOMIC OVERVIEW
Given the number of disruptive events following September 11th, 2001, the U.S. economy performed remarkably well in 2002. While the impact from a series of "shocks" was more clearly witnessed in the performance of stock prices during the past year, we expect a broadening of the economic recovery to be better reflected in the equity market in the near- to intermediate term. We expect U.S. economic growth, as measured by the Gross Domestic Product (GDP), to average about +2.5% in 2002. Since we are now entering the second year of recovery, coupled with significant stimulus that is still working its way through the economy, stronger growth is likely in 2003. We believe there will be several key sectors that contribute to our above consensus growth projection. Consumer spending, which accounts for nearly 70% of the U.S. economy, should grow in the +3 to 4% range this year as disposable income could rise sharply if the tax cuts planned for later years are brought forward in 2003. The housing sector is likely to remain a positive contributor to growth based on our assumption that interest rates are unlikely to increase rapidly over the near term. In addition, the government sector should continue to remain very strong, given the demands of caring for the unemployed, fighting the war on terrorism, providing for homeland security, and adding further stimulus to the economy. And finally, we believe that even the beleaguered capital spending sector has potential to surprise on the upside in the year ahead. Since corporate cash flow has grown solidly over the past year and the rate of business investment has fallen, we believe there could be a "catch up" period in 2003. Indeed, there was some evidence of underlying improvements in technology investment in the government's third quarter GDP report. We expect these key sectors to drive economic growth, leading to our GDP forecast of +3.5% for the full year 2003.

Based on our forecast of stronger economic growth in the months ahead, we believe moderate increases in the inflation rate are likely as the year progresses. Already, the year-over-year Consumer Price Index change has doubled from +1.1% last June to +2.2% in November. Although there has been much commentary in the press and among economists on the subject of possible deflation, we believe that this is a low probability event due to improving economic growth combined with the increasing service orientation of the U.S. economy. Throughout most of 2002, fixed-income markets responded favorably to the negative events (i.e., geopolitical, corporate scandals) that impacted the equity market, which led to one final Federal Reserve interest rate reduction in November. In terms of future Federal Reserve activity, despite the prospect for stronger economic growth, we believe that it will be several more months before interest rate increases are announced. The nation's unemployment rate, which moved back up to 6% in November, and ongoing geopolitical concerns are likely to keep the Fed on hold for the foreseeable future.

Even without President Bush's latest economic stimulus proposals, the latest federal deficit trends have been ominous. For fiscal 2002, the federal budget deteriorated to a deficit of $159 billion, a negative swing of $285 billion from the prior year's surplus of $127 billion. Lower tax receipts due to economic conditions and the costs associated with responding to the terrorist attacks were the primary contributors to the deterioration. Factoring the $102 billion current year price of the President's stimulus proposal, it is easy to foresee a deficit figure of close to $300 billion in fiscal 2003. The negative deficit trends, combined with stronger economic growth in 2003, support the view that market interest rates will trend moderately higher in the year ahead.

--------------------------------------------------------------------------[LOGO]


EQUITY STRATEGY SUMMARY
Despite a strong rebound in the final quarter, virtually all U.S. common stock indices showed declines during the last half of the year and for all of 2002, which marks the third consecutive year of a broad equity market decline. This is a statistically rare event that has occurred only twice before. But it is important to note that significant rebounds occurred in the years following these other periods, with S&P 500 gaining +54% in 1933 and +20% in 1942. In addition, a number of increasingly bullish factors are converging to raise the probability that a fourth year of declining equity prices will be avoided. First, stock market valuations, especially for growth companies, have become much more compelling as prices have declined while corporate profits have risen. Second, while corporate earnings did not generally live up to expectations in 2002, we believe a strong case can be made for more positive surprises in 2003. This view is based largely on our belief that an accelerated economic recovery will result in stronger sales growth, accompanied by a sharp improvement in profit margins as a result of intense corporate efforts to reduce costs since the downturn began. Third, with respect to investor sentiment, surveys of individual investor asset allocations have shown dramatically reduced equity holdings and sharply increased cash reserves in recent quarters. This high degree of investor conservatism is a typical characteristic of a market bottom.

Based on our strong economic growth projections for 2003, we expect to alter portfolio sector weightings toward sectors most sensitive to economic conditions. This suggests a shift away from some defensive/non-cyclical areas (i.e., health care, consumer non-durables) to more aggressive/ cyclical sectors (i.e., technology, producer manufacturing, communications) that are likely to show improving relative earnings growth as economic growth improves. We are particularly enthused about the prospects for growth stocks in the year ahead. Although growth stocks have trailed their value counterparts since the market correction began in 2000, this trend began to reverse during the second half of 2002. We believe that compelling valuations, strong relative earnings growth, and improving fundamentals in the heavily weighted technology sector are key factors supporting improved performance for the growth style over the intermediate to longer term.

While most equity markets outside the U.S. also declined in 2002, we look for an improvement in international market performance going forward. Our basis for optimism is similar to our thesis on the U.S. market. Simply put, valuations for many markets are significantly lower, while the corporate profit outlook is gradually improving. Although the economic performance for most of Europe has been disappointing, we maintain a substantial weighting in the region based on attractive valuations and, to a lesser extent, the continued prospect for structural reforms. We remain substantially overweighted in Asia, excluding Japan, based on our outlook for superior economic growth in that region.


With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW

     Domestic equity markets posted negative returns over the past six months, as a strong rally in the fourth quarter was not enough to overcome the sharp decline that took place in the third quarter of 2002.

     Although small capitalization stocks have generally outperformed larger issues throughout the market correction, the trend reversed somewhat over the past six months. Specifically, the Russell 2000 Index fell -16.6%, while the Russell 1000 Index fell -10.1%. Medium capitalization indices also underperformed larger cap issues, as evidenced by the -11.7% return for the S&P 400 Mid Cap Index, which compares to the -10.3% return for the S&P 500 Index.

     Growth stocks outperformed value stocks over the past six months. The Russell 1000 Growth Index fell -9.0%, while the Russell 1000 Value Index fell -11.3%. This trend was also evident in small capitalization indices, as the Russell 2000 Growth Index fell -15.6%, compared to the -17.4% drop in the Russell 2000 Value Index. In terms of sector performance over the past six months, non-cyclical sectors such as health technology and consumer non-durable sectors outpaced more economically sensitive areas like retail trade, producer manufacturing, and consumer durables. It is interesting to note, however, that two sectors that have dramatically underperfomed throughout the market correction - technology services and communications - meaningfully outperformed the broader indices since mid-year. This largely reflects a very strong fourth quarter for technology stocks, following a significant decline in the third quarter. The dramatic shift in market sentiment between the third and fourth quarters was quite evident in the NASDAQ OTC Composite. While the technology-laden index fell -19.9% during the third quarter, it rose an impressive +14.0% in the final quarter of 2003.

     International equity market indices moved lower over the past six months. The MSCI World Index, one of the broadest measures of global equity returns, decreased -12.1%. The MSCI Pacific Index fell -14.8% over the period, weighed down by the -17.1% decline for the Japan component. The MSCI Europe Index fell -14.4% over the past six months. In terms of individual countries, only six posted positive returns in 2002, including Austria, Indonesia, New Zealand, South Africa, South Korea, and Thailand.

                          TOTAL RETURN - CALENDAR YEAR


                                              1990      1991       1992
--------------------------------------------------------------------------
SIT BALANCED                                    --        --         --
--------------------------------------------------------------------------
SIT LARGE CAP GROWTH                        -2.37%     32.72%      4.94%
--------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                        -2.04     65.50      -2.14
--------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)                     --      4.10(4)    2.69
--------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                         --        --         --
--------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)            --        --         --
--------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)                --        --         --
--------------------------------------------------------------------------
S&P 500 INDEX                                -3.05     30.46       7.64
S&P MIDCAP 400 INDEX                         -5.12     50.11      11.92
MSCI EAFE INDEX                                 --      0.26     -12.17
RUSSELL 2000 INDEX                              --        --         --
MSCI EMERGING MARKETS FREE INDEX                --        --         --


                                        NASDAQ
                                        Symbol  Inception
                                        ------  ---------
SIT BALANCED                            SIBAX   12/31/93
---------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX   09/02/82
---------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX   09/02/82
---------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX   11/01/91
---------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX   07/01/94
---------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX   12/31/97
---------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX   07/01/94
---------------------------------------------------------
S&P 500 Index(5)
S&P MidCap 400 Index(5)
MSCI EAFE Index (6)
Russell 2000 Index (7)
MSCI Emerging Markets Free Index (8)

(1) Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(2) International investing has special risks, such as currency exchange fluctuations, high volitility, illiquidity and the possibility of political instability.
(3) Since the Fund focuses its investment on companies involved in the technology sector, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.
(4)  Period from Fund inception through calendar year-end.

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                          TOTAL RETURN - CALENDAR YEAR

                                                                                                                          YTD
                                         1993     1994     1995     1996     1997    1998     1999      2000     2001    2002
-----------------------------------------------------------------------------------------------------------------------------
Sit Balanced                               --    -0.33%   25.43%   15.80%   21.73%  21.30%   20.15%    -4.80%  -12.99% -18.59%
-----------------------------------------------------------------------------------------------------------------------------
Sit Large Cap Growth                     3.15%    2.83    31.66    23.05    31.70   30.56    33.41    -13.84   -27.70  -30.58
-----------------------------------------------------------------------------------------------------------------------------
Sit Mid Cap Growth(1)                    8.55    -0.47    33.64    21.87    17.70    6.84    70.65     -4.35   -33.39  -34.64
-----------------------------------------------------------------------------------------------------------------------------
Sit International Growth(2)             48.37    -2.99     9.36    10.31     4.81   18.95    50.77    -26.66   -33.26  -29.84
-----------------------------------------------------------------------------------------------------------------------------
Sit Small Cap Growth(1)                    --    11.57(4) 52.16    14.97     7.63    1.97   108.63      6.25   -28.19  -26.22
-----------------------------------------------------------------------------------------------------------------------------
Sit Science and Technology Growth(3)       --       --       --       --       --   38.40    85.98     -6.55   -47.78  -44.45
-----------------------------------------------------------------------------------------------------------------------------
Sit Developing Markets Growth(2)           --    -2.02(4) -4.29    17.27    -5.20  -24.93    82.50    -30.18   -12.01  -18.37
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                           10.07     1.32    37.58    22.96    33.36   28.58    21.04     -9.11   -11.88  -22.10
S&P MidCap 400 Index                    13.95    -3.60    30.94    19.19    32.29   19.11    14.72     17.50    -0.61  -14.52
MSCI EAFE Index                         32.56     7.78    11.21     6.05     1.78   20.00    26.96    -14.17   -21.44  -15.94
Russell 2000 Index                         --     4.61    28.45    16.49    22.36   -2.54    21.26     -3.02     2.49  -20.48
MSCI Emerging Markets Free Index           --     2.80    -6.94     3.92   -13.40  -27.52    63.70    -31.80    -4.91   -7.97


                                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  TOTAL RETURN                       PERIODS ENDED DECEMBER 31, 2002
                                            QUARTER          SIX MONTHS                                              SINCE
                                        ENDED 12/31/02    ENDED 12/31/02   1 YEAR    3 YEARS    5 YEARS   10 YEARS  INCEPTION

Sit Balanced                                  3.99%            -4.74%      -18.59%    -12.31%    -0.35%       --       6.29%
----------------------------------------------------------------------------------------------------------------------------
Sit Large Cap Growth                          6.83             -9.36       -30.58     -24.38     -5.51      5.48%     10.42
----------------------------------------------------------------------------------------------------------------------------
Sit Mid Cap Growth                            3.02            -13.65       -34.64     -25.32     -5.36      4.63      12.51
----------------------------------------------------------------------------------------------------------------------------
Sit International Growth                      6.17            -18.72       -29.84     -29.97     -9.24      1.15       1.63
----------------------------------------------------------------------------------------------------------------------------
Sit Small Cap Growth                          5.62            -11.68       -26.22     -17.43      3.67        --      11.46
----------------------------------------------------------------------------------------------------------------------------
Sit Science and Technology Growth            11.74            -10.11       -44.45     -35.28     -6.94        --      -6.94
----------------------------------------------------------------------------------------------------------------------------
Sit Developing Markets Growth                 3.04            -12.22       -18.37     -20.55     -7.23        --      -3.85
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 8.44            -10.30       -22.10     -14.55     -0.59      9.34      13.42
S&P MidCap 400 Index                          5.83            -11.68       -14.52      -0.05      6.41     11.96      15.78
MSCI EAFE Index                               6.45            -14.55       -15.94     -17.24     -2.89      4.00       2.40
Russell 2000 Index                            6.16            -16.56       -20.48      -7.54     -1.36        --       7.08
MSCI Emerging Markets Free Index              9.76             -8.65        -7.97     -15.81     -6.67        --      -5.65

(5)     Figures assume an inception date of 09/02/82.
(6)     Figures assume an inception date of 10/31/91.
(7)     Figures assume an inception date of 07/01/94.
(8)     Figures assume an inception date of 06/30/94.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002


The tables on this page and the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

-----------------------------------------------------------------------------------------------------------
SIT BALANCED FUND                                             1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -18.6%         -0.4%              6.3%
Return After Taxes on Distributions                           -19.5%         -1.7%              4.8%
Return After Taxes on Distributions and Sale of Fund Shares   -15.3%         -0.6%              4.7%
S&P 500 Index                                                 -22.1%         -0.6%              9.3%
-----------------------------------------------------------------------------------------------------------


*Inception date 12/31/93.

-----------------------------------------------------------------------------------------------------------
SIT LARGE CAP GROWTH FUND                                     1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -30.6%         -5.5%              5.5%
Return After Taxes on Distributions                           -30.6%         -6.4%              3.9%
Return After Taxes on Distributions and Sale of Fund Shares   -24.5%         -3.7%              4.5%
S&P 500 Index                                                 -22.1%         -0.6%              9.3%
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
SIT MID CAP GROWTH FUND                                       1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -34.6%         -5.4%              4.6%
Return After Taxes on Distributions                           -34.6%         -7.1%              2.3%
Return After Taxes on Distributions and Sale of Fund Shares   -27.7%         -3.1%              4.3%
S&P MidCap 500 Index                                          -14.5%          6.4%             12.0%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------[LOGO]

-----------------------------------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH FUND                                 1 YEAR        5 YEARS          10 YEARS
Return Before Taxes                                           -29.8%         -9.2%              1.2%
Return After Taxes on Distributions                           -29.8          -9.8%              0.4%
Return After Taxes on Distributions and Sale of Fund Shares   -23.9%         -6.7%              1.1%
MSCI EAFE Index                                               -15.9%         -2.9%              4.0%
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
SIT SMALL CAP GROWTH FUND                                     1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -26.2%          3.7%             11.5%
Return After Taxes on Distributions                           -26.2%          2.9%             10.6%
Return After Taxes on Distributions and Sale of Fund Shares   -21.0%          2.9%              9.6%
Russell 2000 Index                                             20.5%         -1.4%              7.1%
-----------------------------------------------------------------------------------------------------------


*Inception date 7/1/94.

-----------------------------------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH FUND                        1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -44.5%           N/A             -6.9%
Return After Taxes on Distributions                           -44.5%           N/A             -7.1%
Return After Taxes on Distributions and Sale of Fund Shares   -35.6%           N/A             -5.1%
S&P 500 Index                                                 -22.1%           N/A             -0.6%
-----------------------------------------------------------------------------------------------------------


*Inception date 12/31/97.

-----------------------------------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH FUND                            1 YEAR        5 YEARS       SINCE INCEPTION*
Return Before Taxes                                           -18.4%         -7.2%             -3.9%
Return After Taxes on Distributions                           -18.4%         -7.2%             -3.9%
Return After Taxes on Distributions and Sale of Fund Shares   -14.7%         -5.6%             -2.9%
MSCI Emerging Markets Free Index                               -8.0%         -6.7%             -5.7%
-----------------------------------------------------------------------------------------------------------

*Inception date 7/1/94.

NOTES
1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3)   Indices reflect no deduction for fees, expenses, or taxes.

       SIT BALANCED FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
       BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

     The Sit Balanced Fund's six-month return was -4.7%, largely reflecting weak equity markets during the third quarter of 2002. The S&P 500 Index return was -10.3%, while the Lehman Aggregate Bond Index increased +6.2%.

     Although stock returns were negative over the six-month period and for the full year, the equity market ended on a positive note with a strong rebound in the final quarter of 2002. From our perspective, we continue to view the market's volatility as an opportunity to position the equity portion of the Fund in premier growth companies trading at attractive valuations. It is our view that corporate earnings have bottomed and that the economy will continue to strengthen. In this regard, our strategy has been to position the Fund in companies most likely to produce better-than-expected earnings as economic growth accelerates. This includes a substantial commitment to key technology sectors, based in our belief that business capital spending will gain momentum in 2003. Other heavily weighted sectors include health technology, producer manufacturing, and retail trade.

     While the tepid pace of recovery in the U.S. economy and geopolitical concerns have provided a positive backdrop for fixed-income markets, we are currently less optimistic for a continuation of above-average fixed-income returns in the near to intermediate term. The Fund's sector positions and fixed-income strategy are based on our assumption that the Federal Reserve is at the end of the current cycle of lowering short-term rates, and that the economy gradually improves throughout 2003. We continue to underweight U.S. Treasury securities, while focusing on high quality agency, mortgages, and corporate bonds.

     As of December 31, 2002, the asset allocation of the Fund was 58% equities (up from 53% on June 30, 2002), 41% fixed-income (down from 45%), and 1% cash and other net assets (down from 2%). We very much appreciate shareholders' continued interest and participation in the Fund.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

                               PORTFOLIO SUMMARY

             Net Asset Value 12/31/02:   $11.45 Per Share
                              6/30/02:   $12.29 Per Share

                     Total Net Assets:   $ 15.2 Million

                       TOTAL DIVIDEND:   $ 0.26 PER SHARE

                      Ordinary Income:   $ 0.26 Per Share

                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR GRAPH]

                              Equities   58.1%
                                 Bonds   40.9%
               Cash & Other Net Assets    1.0%

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                         AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                         LEHMAN
                       BALANCED        S&P          AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      ---------     ---------       ---------
3 Month**                3.99%         8.44%           1.57%
6 Month**               -4.74        -10.30            6.23
1 Year                 -18.59        -22.10           10.25
3 Years                -12.31        -14.55           10.10
5 Years                 -0.35         -0.59            7.55
Inception                6.29          9.26            7.26
(12/31/93)

                           CUMULATIVE TOTAL RETURNS*

                         SIT                         LEHMAN
                       BALANCED        S&P          AGGREGATE
                        FUND        500 INDEX      BOND INDEX
                      ---------     ---------       ---------

1 Year                 -18.59%       -22.10%          10.25%
3 Years                -32.57        -37.61           33.47
5 Years                 -1.73         -2.90           43.87
Inception               73.19        121.95           88.04
  (12/31/93)

*AS OF 12/31/02                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. aVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INVLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/02 would have grown to $17,319 in the Fund, $18,804 in the Lehman Aggregate Bond Index or $22,195 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                TOP 10 HOLDINGS

   Stocks * Microsoft Corp.
          * Xcel Energy, Inc.
          * Pfizer, Inc.
          * Amgen, Inc.
          * Target Corp.

    Bonds * Conseco Home Equity Loan, 2001-A 1A5, 7.06%, 3/15/32
          * Advanta Mtg. Loan Trust, 1999-3 A4, 7.75%, 10/25/26
          * Green Tree Home Equity Loan Tr., 1999-D A5, 7.88%, 9/15/30
          * Conseco Home Equity Loan, 2000-D A4, 8.17%, 12/15/25
          * EQCC Home Equity Loan, 1996-4 A8, 7.41%, 1/15/28

                         Total Number of Holdings: 136

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (58.1%) (2)
   CONSUMER DURABLES (2.4%)
      2,600  SYSCO Corp.                                               77,454
                                                              ----------------
   COMMUNICATIONS (1.8%)
     15,600  Sprint Corp. (3)                                          68,328
     11,200  Vodafone Group, A.D.R.                                   202,944
                                                              ----------------
                                                                      271,272
                                                              ----------------
   CONSUMER DURABLES (0.6%)
      1,800  Harley-Davidson, Inc.                                     83,160
                                                              ----------------
   CONSUMER NON-DURABLES (4.1%)
        400  Colgate-Palmolive Co.                                     20,972
      3,800  Kraft Foods, Inc.                                        147,934
      4,400  PepsiCo, Inc.                                            185,768
      2,000  The Coca Cola Co.                                         87,640
      2,100  The Procter & Gamble Co.                                 180,474
                                                              ----------------
                                                                      622,788
                                                              ----------------
   CONSUMER SERVICES (3.2%)
      5,500  AOL Time Warner, Inc. (3)                                 72,050
     13,760  AT&T Corp. - Liberty Media Group (3)                     123,014
      1,600  H&R Block, Inc.                                           64,320
      5,500  Viacom, Inc. (3)                                         224,180
                                                              ----------------
                                                                      483,564
                                                              ----------------
   ELECTRONIC TECHNOLOGY (6.2%)
      2,000  Analog Devices, Inc. (3)                                  47,740
      5,800  Applied Materials, Inc. (3)                               75,574
     13,200  Cisco Systems, Inc. (3)                                  172,920
      4,700  Dell Computer Corp. (3)                                  125,678
      6,000  EMC Corp. (3)                                             36,840
      8,300  Intel Corp.                                              129,231
      1,800  International Business Machines Corp.                    139,500
      3,000  Linear Technology Corp.                                   77,160
      6,600  Nokia Corp., A.D.R.                                      102,300
      1,000  QUALCOMM, Inc. (3)                                        36,390
                                                              ----------------
                                                                      943,333
                                                              ----------------
   ENERGY MINERALS (2.2%)
        800  ConocoPhillips Co.                                        38,712
      1,500  Devon Energy Corp.                                        68,850
      3,600  Exxon Mobil Corp.                                        125,784
      1,200  Murphy Oil Corp.                                          51,420
      1,800  Occidental Petroleum Corp.                                51,210
                                                              ----------------
                                                                      335,976
                                                              ----------------
   FINANCE (8.1%)
      4,600  ACE, Ltd.                                                134,964
      4,321  American International Group, Inc.                       249,970
      4,766  Citigroup, Inc.                                          167,716
      2,000  Fifth Third Bancorp                                      117,100

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
      1,800  Goldman Sachs Group, Inc.                                122,580
      4,200  Marsh & McLennan Cos., Inc.                              194,082
      2,000  The St. Paul Companies, Inc.                              68,100
      4,000  Wells Fargo Co.                                          187,480
                                                              ----------------
   HEALTH SERVICES (2.1%)
      1,300  Cardinal Health, Inc.                                     76,947
      1,600  Quest Diagnostics, Inc. (3)                               91,040
      1,800  UnitedHealth Group, Inc.                                 150,300
                                                              ----------------
                                                                      318,287
                                                              ----------------
   HEALTH TECHNOLOGY (10.6%)
      5,500  Amgen, Inc. (3)                                          265,870
      2,600  Baxter International, Inc.                                72,800
      2,800  Bristol-Myers Squibb Co.                                  64,820
      7,000  Elan Corp., A.D.R (3)                                     17,220
      2,600  Eli Lilly and Co.                                        165,100
      3,400  Johnson & Johnson                                        182,614
      1,600  MedImmune, Inc. (3)                                       43,472
      3,200  Medtronic, Inc.                                          145,920
      3,000  Merck & Co., Inc.                                        169,830
      9,375  Pfizer, Inc.                                             286,594
      2,200  Pharmacia Corp.                                           61,776
      1,600  Teva Pharmaceutical Industries, A.D.R.                   223,938
      1,100  Wyeth Co.                                                 41,140
                                                              ----------------
                                                                    1,621,816
                                                              ----------------
   INDUSTRIAL SERVICES (0.9%)
      1,400  Noble Corp. (3)                                           49,210
      2,200  Schlumberger Ltd.                                         92,598
                                                              ----------------
                                                                      141,808
                                                              ----------------
   PRODUCER MANUFACTURING (4.8%)
      9,400  General Electric Co.                                     228,890
      3,700  Lockheed Martin Corp.                                    213,675
      1,000  3M Co.                                                   123,300
      1,200  Northrop Grumman Corp.                                   116,400
      3,100  Tyco International, Ltd.                                  52,948
                                                              ----------------
                                                                      735,213
                                                              ----------------
   RETAIL TRADE (5.1%)
      4,000  Best Buy Co., Inc. (3)                                    96,600
      5,400  Home Depot, Inc.                                         129,384
      1,600  Kohl's Corp. (3)                                          89,520
      2,800  Lowe's Companies, Inc.                                   105,000
      8,700  Target Corp.                                             261,000
      3,300  Walgreen Co.                                              96,327
                                                              ----------------
                                                                      777,831
                                                              ----------------

10
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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   TECHNOLOGY SERVICES (5.8%)
       1,800   Adobe Systems, Inc.                                     44,462
       1,200   Affiliated Computer Services, Inc. (3)                  63,180
       4,000   Ceridian Corp. (3)                                      57,680
       2,850   Check Point Software Technology (3)                     36,964
       4,400   First Data Corp.                                       155,804
         800   Intuit, Inc. (3)                                        37,536
       7,100   Microsoft Corp. (3)                                    367,070
       5,400   Oracle Corp. (3)                                        58,320
       4,200   VERITAS Software Corp. (3)                              65,604
                                                               ---------------
                                                                      886,800
                                                               ---------------
    UTILITIES (2.1%)
      29,200  XceL Energy, Inc.                                       321,200
                                                               ---------------
Total common stocks
      (cost: $11,741,916)                                           8,862,494
                                                               ---------------
BONDS (38.2%) (2)
   ASSET-BACKED SECURITIES (13.8%)
               Advanta Mortgage Loan Trust:
      23,115    1995-3 A5, 7.37%, 2/25/27                              23,384
     300,000    1999-3 A4, 7.75%, 10/25/26                            324,029
               Conseco Home Equity Loan:
     300,000    2000-D A4, 8.17%, 12/15/25                            317,297
     450,000    2001-A IA5, 7.06%, 3/15/32                            476,023
     250,000   Conseco Mfg. Housing,
                2000-4 A5, 7.97%, 5/1/32                              254,557
      74,999   ContiMortgage Home Equity Loan Tr.,
                1996-1 A7, 7.00%, 3/15/27                              74,935
     250,000   EQCC Home Equity Loan Trust,
                1996-4 A8, 7.41%, 1/15/28                             260,060
               Green Tree Financial Corp.:
      19,958    1995-5, 7.25%, 9/15/26                                 20,722
      24,864    1997-4, 7.03%, 2/15/29                                 25,934
     300,000   Green Tree Home Equity Loan Trust,
                1999-D A5, 7.88%, 9/15/30                             322,899
                                                               ---------------
                                                                    2,099,840
                                                               ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%)
     185,333   Merrill Lynch Trust,
                Series 45Z, 9.10%, 9/20/20                            201,419
               PNC Mortgage Securities Corp.:
       6,019    Series 1998-6 4A, 6.75%, 8/25/13                        6,042
     105,586    Series 1998-14 1A, 6.25%, 1/25/29                     106,869
               Vendee Mortgage Trust:
     146,465    Series 2000-3 2B, 7.50%, 4/15/08                      150,037
      32,697    Series 1997-2 E, 7.50%, 5/15/24                        33,405
                                                               ---------------
                                                                      497,772
                                                               ---------------

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   CORPORATE BONDS (14.4%)
     150,000   American General Capital, 8.50%, 7/1/30                196,031
               Continental Airlines:
      92,097   Series 2000-2 A1, 7.71%, 4/2/21                         80,933
     150,000   Series 2001-1B, 7.37%, 12/15/15                        106,107
      50,000   Delta Air Lines, 6.72%, 1/2/23                          52,812
     100,000   Dow Capital BV, 8.70%, 5/15/22                         103,778
     150,000   Everest Reins. Hldgs., 8.75%, 3/15/10                  172,314
     100,000   First Hawaiian Cap., 8.34%, 7/1/27                     111,348
      75,000   Ford Motor Credit Co., 9.14%, 12/30/14                  79,247
     200,000   Great Western Finance, 8.21%, 2/1/27                   214,719
     218,606   Northwest Airlines Corp., 8.07%, 10/1/19               234,368
     150,000   Shaw Communications, Inc., 7.20%, 12/15/11             129,703
               Union Carbide Corp:
     200,000    6.25%, 6/15/03                                        201,940
     150,000    8.75%, 8/1/22                                         154,499
     200,000   US Airways, Inc., 8.02%, 2/5/19                        209,198
     125,000   Wells Fargo (First Sec.), 8.41%, 12/15/26              143,323
                                                               ---------------
                                                                    2,189,320
                                                               ---------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (1.6%)
      30,768   9.00%, 7/1/16                                           34,252
       6,518   9.00%, 7/1/16                                            7,257
     171,043   9.50%, 6/1/25                                          190,535
       9,404   10.00%, 10/1/18                                         10,739
                                                               ---------------
                                                                      242,783
                                                               ---------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.7%)
       3,460   9.00%, 11/1/06                                           3,511
      42,326   9.75%, 1/15/13                                          47,960
       6,316   10.00%, 1/1/20                                           7,227
      47,179   10.25%, 6/15/13                                         53,835
                                                               ---------------
                                                                      112,533
                                                               ---------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.6%)
      12,515   9.00%, 6/15/11                                          13,690
      36,550   9.00%, 6/15/09                                          39,888
      93,728   9.00%, 11/15/16                                        104,233
       3,944   9.50%, 1/15/04                                           4,119
      18,722   9.50%, 11/15/04                                         19,554
      10,877   9.50%, 7/20/05                                          11,581
      16,077   9.50%, 12/15/09                                         17,651
       7,210   9.50%, 5/20/16                                           8,064
      61,690   9.50%, 3/15/18                                          69,394
      27,390   9.50%, 9/20/18                                          30,674
      14,256   9.50%, 2/20/19                                          15,972
      19,435   9.75%, 10/15/05                                         20,802
      31,074   10.00%, 3/20/16                                         35,427
       4,885   10.25%, 1/15/04                                          5,138
       7,010   11.25%, 10/15/11                                         7,911
                                                               ---------------
                                                                      404,098
                                                               ---------------

        See accompanying notes to portfolios of investments on page 38.

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   TAXABLE MUNICIPAL SECURITIES (1.8%)
      11,000    Bernalillo Multifamily. Series 1998A,
                  7.50%, 9/20/20                                       12,174
                Tobacco Settlement Series 2001A:
     177,150     6.36%, 5/15/25                                       177,077
      84,195     7.67%, 5/15/16                                        85,981
                                                               ---------------
                                                                      275,232
                                                               ---------------

Total bonds                                                         5,821,578
                                                               ---------------
(cost: $5,632,149)

CLOSED-END MUTUAL FUNDS (2.7%) (2)
       6,009   American Select Portfolio                               78,478
         403   American Strategic, Inc. Portfolio                       4,800
      15,470   American Strategic, Inc. Portfolio II                  196,624
      10,609   American Strategic, Inc. Portfolio III                 127,308
                                                               ---------------

    Total closed-end mutual funds                                     407,210
                                                               ---------------
    (cost: $368,185)

SHORT-TERM SECURITIES (0.9%) (2)
     142,000   Sit Money Market Fund, 0.83% (4)                       142,000
                                                               ---------------
    (cost: $142,000)

Total investments in securities
    (cost: $17,884,250) (5)                                       $15,233,282
                                                               ===============

         See accompanying notes to portfolios of investments on page 38.

12
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                                                                              13

       SIT LARGE CAP GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       SENIOR PORTFOLIO MANAGERS
       PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA


     The Sit Large Cap Growth Fund's six-month return was -9.4%, compared to the -10.3% return for the S&P 500 Index. The Russell 1000 Growth Index return for the period was -9.0%. Although returns were positive for the final quarter of the year, the negative return for the full six-month period reflects a trying third quarter for the equity market.

     Although 2002 proved to be another challenging year for the equity markets, we believe that the positive equity returns for the fourth quarter portend a better environment in the year ahead. While recent improvements in investor psychology can partially be tied to attractive equity valuations, the positive underlying economic backdrop is also a key factor. Interest rates remain low, as inflation is subdued, corporate earnings appear to have turned the corner, and we believe that there is sufficient stimulus in place for a sustainable recovery in the economy. While corporate earnings did not generally live up to expectations in 2002, we believe a strong case can be made for positive surprises in 2003. This view is largely based on our belief that a broader based economic recovery will take hold in the coming year, resulting in stronger top line growth, along with a sharp improvement in profit margins as a result of corporations' intense efforts to reduce costs since the downturn began. We believe that the Fund is well positioned to benefit from improving economic and market fundamentals, with large sector weightings in health technology, finance, electronic technology, and technology services.

     In terms of sector weightings, the most significant increases over the past six months occurred in health technology, consumer services, and communications. New positions established in these sectors included Merck, Teva Pharmaceutical, H&R Block, and AT&T Wireless. Sectors with the largest decreases over the period included health services, retail trade and producer manufacturing, as the positions in Tenet Healthcare and United Technologies were sold along with reductions of holdings in Target and Walgreens. As of December 31st, the Fund was 96% invested in equities.

     We appreciate shareholders' patience throughout this difficult time in the equity market. Given the improving earnings outlook and attractive valuations for companies held in the Fund, however, we remain enthusiastic about the Fund's prospects in the year ahead.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

                                PORTFOLIO SUMMARY

                   Net Asset Value 12/31/02:    $23.93 Per Share
                                    6/30/02:    $26.40 Per Share

                           Total Net Assets:    $54.5 Million

                Weighted Average Market Cap:    $77.4 Billion

                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                           Health Technology    19.1
                                     Finance    14.2
                       Electronic Technology    10.4
                         Technology Services    10.0
                      Producer Manufacturing     8.2
                                Retail Trade     8.1
                       Consumer Non-Durables     7.0
                      Sectors less than 6.0%    19.0
                     Cash & Other Net Assets     4.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                          RUSSELL
                     LARGE CAP          S&P           1000
                    GROWTH FUND      500 INDEX    GROWTH INDEX
                    -----------     -----------    ----------
3 Month**                6.83%         8.44%           7.14%
6 Month**               -9.36        -10.30           -8.98
1 Year                 -30.58        -22.10          -27.89
5 Years                 -5.51         -0.59           -3.84
10 Year***               5.48          9.34            6.71
Inception***            10.42         13.42           11.89
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                          RUSSELL
                     LARGE CAP          S&P           1000
                    GROWTH FUND      500 INDEX    GROWTH INDEX
                    -----------     -----------    ----------
1 Year                 -30.58%       -22.10%         -27.89%
5 Year                 -24.67         -2.90          -17.77
10 Year***              70.46        144.31           91.44
Inception***           651.00       1195.09          883.58
  (9/2/82)

*AS OF 12/31/02                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.

***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO
   OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/02 would have grown to $75,100 in the Fund or $129,509 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                TOP TEN HOLDINGS

                      * Microsoft Corp.
                      * Amgen, Inc.
                      * American International Group, Inc.
                      * Pfizer, Inc.
                      * Target Corp.
                      * Viacom, Inc.
                      * General Electric Co.
                      * Lockheed Martin Corp.
                      * Wells Fargo Co.
                      * Marsch & McLennan Cos., Inc.

                          Total Number of Holdings: 75

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (96.0%) (2)

     COMMERCIAL SERVICES (0.9%)
          17,100  SYSCO Corp.                                         509,409
                                                             -----------------
     COMMUNICATIONS (3.0%)
          95,000  Sprint Corp. (3)                                    416,100
          66,200  Vodafone Group, A.D.R.                            1,199,544
                                                             -----------------
                                                                    1,615,644
                                                             -----------------
     CONSUMER DURABLES (0.9%)
          10,900  Harley-Davidson, Inc.                               503,580
                                                             -----------------
     CONSUMER NON-DURABLES (7.0%)
           3,000  Colgate-Palmolive Co.                               157,290
          24,550  Kraft Foods, Inc.                                   955,732
          26,000  PepsiCo., Inc.                                    1,097,720
          12,250  Procter & Gamble Co.                              1,052,765
          12,500  The Coca-Cola Co.                                   547,750
                                                             -----------------
                                                                    3,811,257
                                                             -----------------
     CONSUMER SERVICES (5.5%)
          37,400  AOL Time Warner, Inc. (3)                           489,940
          10,000  H&R Block, Inc.                                     402,000
          82,804  Liberty Media Corp. (3)                             740,268
          33,477  Viacom, Inc. (3)                                  1,364,523
                                                             -----------------
                                                                    2,996,731
                                                             -----------------
     ELECTRONIC TECHNOLOGY (10.4%)
          13,000  Analog Devices, Inc. (3)                            310,310
          36,000  Applied Materials, Inc. (3)                         469,080
             500  Brocade Comm. Systems, Inc. (3)                       2,070
          81,800  Cisco Systems, Inc. (3)                           1,071,580
          30,000  Dell Computer Corp. (3)                             802,200
          54,300  Intel Corp.                                         845,451
          10,500  International Business Machines, Inc.               813,750
          20,350  Linear Technology Corp.                             523,402
          39,900  Nokia Corp., A.D.R.                                 618,450
           6,000  QUALCOMM, Inc. (3)                                  218,340
                                                             -----------------
                                                                    5,674,633
                                                             -----------------
     ENERGY MINERALS (3.7%)
           4,500  ConocoPhillips Co.                                  217,755
          10,000  Devon Energy Corp.                                  459,000
          21,000  Exxon Mobil Corp.                                   733,740
           7,000  Murphy Oil. Corp                                    299,950
          10,500  Occidental Petroleum Corp.                          298,725
                                                             -----------------
                                                                    2,009,170
                                                             -----------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     FINANCE (14.2%)
          28,462  American International Group, Inc.                1,646,527
          28,500  Citigroup, Inc.                                   1,002,915
          12,500  Fifth Third Bancorp                                 731,875
          27,700  Marsh & McLennan Cos., Inc.                       1,280,017
          12,000  The St. Paul Companies, Inc.                        408,600
          11,000  The Goldman Sachs Group, Inc.                       749,100
          27,400  Wells Fargo Co.                                   1,284,238
           8,000  XL Capital, Ltd.                                    618,000
                                                             -----------------
                                                                    7,721,272
                                                             -----------------
     HEALTH SERVICES (3.5%)
           8,350  Cardinal Health, Inc.                               494,236
           9,000  Quest Diagnostics, Inc. (3)                         512,100
          11,000  UnitedHealth Group, Inc.                            918,500
                                                             -----------------
                                                                    1,924,836
                                                             -----------------
     HEALTH TECHNOLOGY (19.1%)
          35,200  Amgen, Inc. (3)                                   1,701,568
          17,600  Baxter International, Inc.                          492,800
          16,500  Bristol-Myers Squibb Co.                            381,975
          45,550  Elan Corp., A.D.R. (3)                              112,053
          18,300  Eli Lilly and Co.                                 1,162,050
          23,650  Johnson & Johnson                                 1,270,242
          10,700  MedImmune, Inc. (3)                                 290,719
          20,650  Medtronic, Inc.                                     941,640
          18,000  Merck & Co., Inc.                                 1,018,980
          53,625  Pfizer, Inc.                                      1,639,316
          15,500  Pharmacia Corp.                                     647,900
           9,200  Teva Pharmaceutical, Ltd., A.D.R.                   355,212
          10,000  Wyeth Co.                                           374,000
                                                             -----------------
                                                                   10,388,455
                                                             -----------------
     INDUSTRIAL SERVICES (1.5%)
           8,000  Baker Hughes, Inc.                                  281,200
          13,300  Schlumberger, Ltd.                                  559,797
                                                             -----------------
                                                                      840,997
                                                             -----------------
     PRODUCER MANUFACTURING (8.2%)
          55,700  General Electric Co.                              1,356,295
          23,000  Lockheed Martin Corp.                             1,328,250
           6,300  3M Co.                                              776,790
           7,000  Northrop Grumman Corp.                              679,000
          20,000  Tyco International, Ltd.                            341,600
                                                             -----------------
                                                                    4,481,935
                                                             -----------------

16
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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------

     RETAIL TRADE (8.1%)
          24,050  Best Buy Co. (3)                                     58,807
          29,950  Home Depot, Inc.                                    717,602
           9,600  Kohl's Corp. (3)                                    537,120
          14,300  Lowe's Companies, Inc.                              536,250
          49,000  Target Corp.                                      1,470,000
          20,300  Walgreen Co.                                        592,557
                                                             -----------------
                                                                    4,434,336
                                                             -----------------
     TECHNOLOGY SERVICES (10.0%)
           9,500  Adobe Systems, Inc.                                 235,609
           8,000  Affiliated Computer Services, Inc. (3)              421,797
          23,500  Ceridian Corp. (3)                                  338,870
          16,700  Check Point Software Tech., Ltd. (3)                216,599
          28,000  First Data Corp.                                    991,480
           5,000  Intuit, Inc. (3)                                    234,600
          43,000  Microsoft Corp. (3)                               2,223,100
          36,000  Oracle Corp. (3)                                    388,800
          24,900  VERITAS Software Corp. (3)                          338,938
                                                             -----------------
                                                                    5,439,196
                                                             -----------------

Total common stocks                                                52,351,451
    (cost: $63,286,957)                                      -----------------

SHORT-TERM SECURITIES (4.1%) (2)
       2,222,000  Sit Money Market Fund, 0.83% (4)                  2,222,000
    (cost: $2,222,000)                                       -----------------

Total investments in securities
    (cost $65,508,957) (5)                                       $ 54,573,451
                                                             =================

         See accompanying notes to portfolios of investments on page 38.

       SIT MID CAP GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       EUGENE C. SIT, CFA, SENIOR PORTOLIO MANAGER
       ERIK S. ANDERSON, CFA, SENION PORTFOLIO MANAGER


     The Sit Mid Cap Growth Fund's six-month return was -13.7%, compared to -9.6% for the Russell MidCap Growth Index. The S&P MidCap Index Fund fell -11.7% during the period.

     Although equity returns were quite negative during the second half of 2002, we witnessed several positive developments that provide a basis for optimism in the year ahead. First, although several prominent sectors remain in the doldrums, we believe the U.S. economy is gaining momentum and that a broader based recovery will occur in 2003. Second, valuations for the market and for companies held in the Fund, in particular, are highly attractive. For example, the median price-to-earnings (P/E) ratio for companies held in the Fund is 19x, based on the next twelve months projected earnings. This compares favorably to the P/E ratio of 26x of one year ago. Third, after a challenging third quarter, market sentiment improved dramatically from the low point reached in early October, and has continued to be quite positive in early 2003.

     The Fund's negative performance over the past six months is largely attributable to the market downturn that occurred in the third quarter. Some of our heavily weighted sectors were hit hard in this period, including retail trade, technology services, electronic technology and producer manufacturing. In addition, a large position in the Fund, Tenet Healthcare, fell sharply since midyear as an investigation began into its billing practices. We have recently sold our position in Tenet, which resulted in a significant decrease in the health service sector weight compared to six months ago. Other sector weighting decreases occurred in finance, consumer durables and commercial services, while the weights increased in consumer services and consumer non-durables.

     We realize that both the depth and duration of this market correction has been a frustrating experience for investors. However, we would also like to assure you that our research effort is highly focused on companies with experienced and ethical management teams, sound balance sheets, and strong prospects for sustainable earnings growth. We believe that firms exhibiting these characteristics will reward our shareholders over time.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

                               PORTFOLIO SUMMARY

             Net Asset Value 12/31/02:  $  6.83 Per Share
                              6/30/02:  $  7.91 Per Share

                     Total Net Assets:  $146.8 Million

          Weighted Average Market Cap:  $  6.3 Billion

                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                          Electronic Technology   13.1
                              Health Technology   13.0
                            Technology Services   12.2
                                   Retail Trade   10.3
                                        Finance    9.3
                                Health Services    8.6
                         Producer Manufacturing    7.6
                              Consumer Services    4.2
                            Industrial Services    4.0
                         Sectors less than 4.0%   13.3
                                       Cash and
                               Other Net Assets    4.4

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                         AVERAGE ANNUAL TOTAL RETURNS*

                        SIT            S&P          RUSSELL
                      MID CAP         MIDCAP        MID CAP
                    GROWTH FUND     400 INDEX     GROWTH INDEX
                    -----------    -----------    -----------
3 Month**                3.02%         5.83%           9.16%
6 Month**              -13.65        -11.68           -9.59
1 Year                 -34.64        -14.52          -27.41
5 Year                  -5.36          6.41           -1.82
10 Year                  4.63         11.96            6.71
Inception               12.51         15.78              --
  (9/2/82)

                           CUMULATIVE TOTAL RETURNS*

                        SIT            S&P          RUSSELL
                      MID CAP         MIDCAP        MID CAP
                    GROWTH FUND     400 INDEX     GROWTH INDEX
                    -----------    -----------    -----------
1 Year                 -34.64%       -14.52%         -27.41%
5 Year                 -24.08         36.43           -8.78
10 Year                 57.23        209.44           91.40
Inception             1000.28       1869.75              --
  (9/2/82)

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

     The sum of $10,000 invested at inception (9/2/82) and held until 12/31/02 would have grown to $110,028 in the Fund, or $196,975 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.

                                TOP TEN HOLDINGS

                        * TCF Financial Corp.
                        * TJX Companies, Inc.
                        * Wellpoint Health Networks, Inc.
                        * Devon Energy Corp.
                        * Biomet, Inc.
                        * Lamar Advertising Co.
                        * Fiserv, Inc.
                        * IDEC Pharmaceuticals Corp.
                        * KLA-Tencor Corp.
                        * Danaher Corp.

                          Total Number of Holdings: 90

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.6%) (2)

     COMMERCIAL SERVICES (1.9%)
          83,650  Lamar Advertising Co. (3)                         2,814,822
                                                               ---------------
     COMMUNICATIONS (0.9%)
         114,500  Nextel Communications, Inc. (3)                   1,322,475
                                                               ---------------
     CONSUMER DURABLES (3.7%)
          45,400  Electronic Arts, Inc. (3)                         2,259,558
          37,850  Harley-Davidson, Inc.                             1,748,670
          48,200  Newell Rubbermaid, Inc.                           1,461,906
                                                               ---------------
                                                                    5,470,134
                                                               ---------------
     CONSUMER NON-DURABLES (1.8%)
          45,500  Coach, Inc. (3)                                   1,497,860
          42,600  Pepsi Bottling Group, Inc.                        1,094,820
                                                               ---------------
                                                                    2,592,680
                                                               ---------------
     CONSUMER SERVICES (4.2%)
          34,500  Career Education Corp. (3)                        1,380,000
          32,500  Darden Restaurants, Inc.                            664,625
          65,100  EchoStar Communications Corp. (3)                 1,449,126
          50,350  H&R Block, Inc.                                   2,024,070
           7,900  International Game Technology (3)                   599,768
                                                               ---------------
                                                                    6,117,589
                                                               ---------------
     ELECTRONIC TECHNOLOGY (13.1%)
         484,200  ADC Telecommunications, Inc. (3)                  1,011,978
         101,550  Analog Devices, Inc. (3)                          2,423,999
          71,850  Broadcom Corp. (3)                                1,082,061
          96,400  Brocade Communications Sys., Inc. (3)               399,096
          46,200  Emulex Corp. (3)                                    857,010
         140,850  Jabil Circuit, Inc. (3)                           2,524,032
         258,900  JDS Uniphase Corp. (3)                              639,483
          73,000  KLA-Tencor Corp. (3)                              2,582,010
          30,000  Lexmark International, Inc. (3)                   1,815,000
          33,000  Microchip Technology, Inc.                          806,850
          85,550  NVIDIA Corp. (3)                                    984,681
          24,000  QLogic Corp. (3)                                    828,240
         716,650  Sonus Networks, Inc. (3)                            716,650
          17,500  Synopsys, Inc. (3)                                  807,625
          85,700  Xilinx, Inc. (3)                                  1,765,420
                                                               ---------------
                                                                   19,244,135
                                                               ---------------
     ENERGY MINERALS (3.3%)
          29,000  Apache Corp.                                      1,652,710
          68,600  Devon Energy Corp.                                3,148,740
                                                               ---------------
                                                                    4,801,450
                                                               ---------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     FINANCE (9.3%)
          71,350  Ace, Ltd.                                         2,093,409
          31,550  Commerce Bancorp, Inc.                            1,362,644
          49,000  Legg Mason, Inc.                                  2,378,460
          28,300  Lehman Brothers Holdings, Inc.                    1,508,107
         128,400  TCF Financial Corp.                               5,609,796
          26,200  Willis Group Holdings, Ltd. (3)                     751,154
                                                               ---------------
                                                                   13,703,570
                                                               ---------------
     HEALTH SERVICES (8.6%)
          30,200  AmerisourceBergen Corp.                           1,640,162
          12,500  Anthem, Inc. (3)                                    786,250
          49,850  Caremark Rx, Inc. (3)                               810,062
          29,700  Express Scripts, Inc. (3)                         1,426,788
         123,800  Health Management Assoc., Inc.                    2,216,020
          59,300  Laboratory Corp. (3)                              1,378,132
          33,300  Stericycle, Inc. (3)                              1,078,221
          47,200  Wellpoint Health Networks, Inc. (3)               3,358,752
                                                               ---------------
                                                                   12,694,387
                                                               ---------------
     HEALTH TECHNOLOGY (13.0%)
          56,800  Alcon, Inc. (3)                                   2,240,760
          54,200  Biogen, Inc. (3)                                  2,171,252
         107,850  Biomet, Inc.                                      3,090,981
          49,000  Boston Scientific Corp. (3)                       2,083,480
         199,500  Elan Corp., A.D.R. (3)                              490,770
          43,150  Gilead Sciences, Inc. (3)                         1,467,100
          79,700  IDEC Pharmaceuticals Corp. (3)                    2,643,649
          44,500  MedImmune, Inc. (3)                               1,209,065
          10,250  Stryker Corp.                                       687,980
          50,000  Teva Pharmaceutical Industries, A.D.R.            1,930,500
          22,500  Varian Medical Systems, Inc.                      1,116,000
                                                               ---------------
                                                                   19,131,537
                                                               ---------------
     INDUSTRIAL SERVICES (4.0%)
          63,150  BJ Services Co. (3)                               2,040,376
          55,000  Noble Corp. (3)                                   1,933,250
          47,100  Weatherford International, Inc. (3)               1,880,703
                                                               ---------------
                                                                    5,854,329
                                                               ---------------
     PROCESS INDUSTRIES (1.2%)
          35,500  Sigma-Aldrich Corp.                               1,728,850
                                                             -----------------

20
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-------------------------------------------------------------------------------
QUANTITY/PAR($)   NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     PRODUCER MANUFACTURING (7.6%)
          39,000  Danaher Corp.                                     2,562,300
          37,400  Harris Corp.                                        983,620
          24,600  ITT Industries, Inc.                              1,492,974
          40,200  L-3 Communications Holdings, Inc. (3)             1,805,382
          83,450  Rockwell Collins, Inc.                            1,941,047
          50,100  SPX Corp. (3)                                     1,876,245
          25,600  Thermo Electron Corp. (3)                           515,072
                                                               ---------------
                                                                   11,176,640
                                                               ---------------
     RETAIL TRADE (10.3%)
          18,700  AutoZone, Inc. (3)                                1,321,155
          26,000  Bed Bath & Beyond, Inc. (3)                         897,780
          90,150  Best Buy Co., Inc. (3)                            2,171,122
          44,900  Chico's FAS, Inc. (3)                               849,059
          56,700  Family Dollar Stores, Inc.                        1,769,607
          33,900  Kohl's Corp. (3)                                  1,896,705
          64,000  Michaels Stores, Inc. (3)                         2,003,200
         191,300  TJX Companies, Inc.                               3,734,176
          15,850  Williams-Sonoma, Inc. (3)                           430,328
                                                               ---------------
                                                                   15,079,132
                                                               ---------------
     TECHNOLOGY SERVICES (12.2%)
          27,590  Adobe Systems, Inc.                                 684,260
          20,700  Affiliated Computer Services, Inc. (3)            1,089,855
          71,750  BEA Systems, Inc. (3)                               822,972
         120,800  Ceridian Corp. (3)                                1,741,936
          91,050  Check Point Software Tech., Ltd. (3)              1,180,918
          91,700  Concord EFS, Inc. (3)                             1,443,358
          79,062  Fiserv, Inc. (3)                                  2,684,155
          34,000  Intuit, Inc. (3)                                  1,595,280
          61,100  PeopleSoft, Inc. (3)                              1,118,130
          75,400  SunGard Data Systems, Inc. (3)                    1,176,424
          48,000  Symantec Corp. (3)                                1,944,480
          95,150  VERITAS Software Corp. (3)                        1,486,243
          21,650  Yahoo!, Inc. (3)                                    353,978
                                                               ---------------
                                                                   17,921,989
                                                               ---------------
     TRANSPORTATION (0.5%)
          22,500  Expeditors Intl. of Washington, Inc.                734,625
                                                               ---------------

Total common stocks                                               140,388,344
    (cost: $173,663,883)                                       ---------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)   NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.8%) (2)
       2,273,000  American Express Co., 1.22%, 1/6/03              2,272,615
       4,738,000  Sit Money Market Fund, 0.83% (4)                 4,738,000
                                                               --------------
Total short-term securites (cost $7,010,615)                       7,010,615
                                                               --------------
Total investments in securities
    (cost $180,674,498) (5)                                      $147,398,959
                                                             =================

         See accompanying notes to portfolios of investments on page 38.

       SIT INTERNATIONAL GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
       ROGER J. SIT, SENIOR PORTFOLIO MANAGER


     The Sit International Growth Fund returned -18.7% for the six months ended December 31, 2002, compared with -14.6% for the MSCI EAFE Index and -14.3% for the Lipper International Fund Index. The Fund's holdings in the food & beverage and household & personal products industries were primary contributions to this outperformance.

     The Fund had a weighting of 64.1% in Europe on December 31st, versus 71.4% for the EAFE Index. Due to negative factors such as sluggish economic growth, a strengthening euro, and weak business confidence in Germany, we are maintaining an underweight position in this region. Given the current uncertain investment environment, stock-picking is more important than ever, and we are emphasizing criteria such as positive cash flow from operations, balance sheet strength, management skill, and product competitiveness when evaluating portfolio holdings. Additionally, we continue to run a balanced portfolio of high growth and conservative growth sectors. During the quarter, we increased our weighting in Burberry, the UK-based retailer.

     Our weighting in Japan was 15.0% on December 31st, compared with 21.3% for the Index. The Fund's avoidance of the ailing financial sector has been a key to our performance this past quarter. We continue to hold as core positions domestic and defensively-oriented businesses that are surviving the deflationary environment better than most. These include Kao, the consumer products maker, East Japan Railway, a commuter train operator, and Ajinomoto, a food products company that is one of the best known brands in Asia.

     The Fund's weighting in Asia ex-Japan was 16.7% on December 31st, versus 7.3% for the Index. We are maintaining an overweight position in this region, which we believe will benefit from the ongoing economic boom in China and the outsourcing of production to Asian manufacturers. During the quarter, we added a position in Singapore Press Holdings, which enjoys the unique position of being the dominant newspaper in a market where the government prohibits open competition.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

     In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

                               PORTFOLIO SUMMARY

                     Net Asset Value 12/31/02:   $ 8.77 Per Share
                                      6/30/02:   $10.79 Per Share

                             Total Net Assets:   $49.3 Million

                  Weighted Average Market Cap:   $43.7 Billion

                         PORTFOLIO STRUCTURE - BY REGION
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                         SIT              MORGAN STANLEY
                                        INT'L                  EAFE
                                      GROWTH FUND             INDEX
                                    --------------        --------------
        France, Germany, UK               41.9                 42.9
               Europe Other               22.2                 28.5
              Pacific Basin               16.7                  7.3
                      Japan               15.0                 21.3
              Latin America                2.0                  0.0
       Africa / Middle East                1.8                  0.0
              North America                0.9                  0.0
                   Cash and
           Other Net Assets               -0.5                  0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT       MORGAN STANLEY     LIPPER
                   INTERNATIONAL   CAPITAL INT'L     INT'L
                    GROWTH FUND     EAFE INDEX       INDEX
                    -----------    -----------    -----------
3 Month**                6.17%         6.45%           6.64%
6 Month**              -18.72        -14.55          -14.27
1 Year                 -29.84        -15.94          -13.83
5 Year                  -9.24         -2.89           -1.64
10 Year                  1.15          4.00            5.56
Inception                1.63          2.40            4.79
  (11/1/91)

                           CUMULATIVE TOTAL RETURNS*

                        SIT       MORGAN STANLEY     LIPPER
                   INTERNATIONAL   CAPITAL INT'L     INT'L
                    GROWTH FUND     EAFE INDEX       INDEX

1 Year                 -29.84%       -15.94%         -13.83%
5 Year                 -38.41        -13.65           -7.95
10 Year                 12.09         48.08           71.73
Inception               19.82         30.39           68.77
  (11/1/91)

*AS OF 12/31/02                                                 *NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

[PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/02 would have grown to $11,982 in the Fund, or $13,039 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.

                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                    Finance   20.1
                      Consumer Non-Durables   16.2
                          Health Technology   14.7
                            Energy Minerals    9.1
                      Electronic Technology    8.4
                             Communications    7.3
                               Retail Trade    5.1
                     Sectors Less Than 5.0%   19.6
                             Cash and Other
                                 Net Assets   (0.5)

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                                TOP 10 HOLDINGS

                        * L'Oreal
                        * Novartis, A.G.
                        * Royal Dutch Petroleum, A.D.R.
                        * Nestle, S.A.
                        * Takeda Chemical Industries
                        * BP p.l.c., A.D.R.
                        * AFLAC, Inc., A.D.R.
                        * HSBC Holdings p.l.c.
                        * Vodafone Group, p.l.c.
                        * Groupe Danone

                          Total Number of Holdings: 91

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (100.5%) (2)
  AFRICA/MIDDLE EAST (1.8%)
     ISRAEL (1.8%)
          21,600  Check Point Software Technologies,
                   A.D.R. (Technology Services) (3)                   280,152
          15,600  Teva Pharmaceutical, A.D.R. (Health
                   Technology)                                        602,316
                                                               ---------------
  ASIA (31.7%)
     AUSTRALIA (2.4%)
          26,533  Australia and New Zealand Banking Group
                   (Finance)                                          259,222
          32,890  BHP Billiton, Ltd. (Non-Energy Minerals)            187,982
          27,100  News Corp., Ltd. A.D.R. (Consumer Svcs.)            613,815
          19,700  Woolworths, Ltd. (Retail Trade)                     126,461
                                                               ---------------
                                                                    1,187,480
                                                               ---------------
     HONG KONG (7.4%)
         192,500  CLP Holdings, Ltd. (Utilities)                      775,098
          74,000  Cheung Kong Hldgs. (Industrial Svcs.)               481,575
          52,000  China Mobile, Ltd. (Communications) (3)             123,693
         340,000  Citic Pacific, Ltd. (Industrial Svcs.)              627,823
         207,500  Cnooc, Ltd. (Energy Minerals)                       270,072
         114,800  HSBC Holdings, p.l.c. (Finance)                   1,254,967
         698,000  Petrochina Co., Ltd. (Energy Minerals)              138,734
                                                               ---------------
                                                                    3,671,962
                                                               ---------------
     JAPAN (15.0%)
          41,800  AFLAC, Inc., A.D.R. (Finance)                     1,259,016
          59,000  Ajinomoto Co. (Cons. Non-durables)                  616,002
          10,000  Canon, Inc. (Electronic Technology)                 376,675
              74  East Japan Railway (Transportation)                 367,287
           9,000  Honda Motor Co., Ltd. (Producer Mfg.)               332,940
          19,000  Ito Yokado Co., Ltd. (Retail Trade)                 560,377

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------

          28,000  Kao Corp. (Consumer Non-Durables)                   614,645
          23,000  Nomura Holdings, Inc. (Finance)                     258,549
             328  NIT DoCoMo, Inc.(Communications)                    605,309
          22,300  Sony Corp. (Consumer Durables)                      932,063
          31,000  Takeda Chemical (Health Technology)               1,295,693
           4,100  Tokyo Electron, Ltd. (Electronic Tech.)             185,531
                                                               ---------------
                                                                    7,404,087
                                                               ---------------
     SINGAPORE (3.6%)
         104,846  DBS Group Holdings, Ltd. (Finance)                  664,917
          18,600  Flextronics Intl. (Electronic Tech.) (3)            152,334
         128,000  People's Food Holdings, Ltd. (Consumer
                   Non-Durables)                                       54,609
          13,000  Singapore Press Hldgs. (Consumer Services)          136,407
          93,000  Venture Corp. (Electronic Technology)               745,283
                                                               ---------------
                                                                    1,753,550
                                                               ---------------
     SOUTH KOREA (1.1%)
           3,500  Kookmin Bank (Finance)                              123,941
          26,000  Korea Electric Power Corp. (Utilities)              400,067
                                                               ---------------
                                                                      524,008
                                                               ---------------
     TAIWAN (1.7%)
         196,226  Hon Hai Precision Industry (Electronic
                   Technology)                                        667,224
          25,080  Taiwan Semiconductor, A.D.R. (Electronic
                   Technology) (3)                                    176,814
                                                               ---------------
                                                                      854,038
                                                               ---------------
     THAILAND (0.5%)
         317,000  Advanced Info Services (Communications)             262,941
                                                               ---------------
   EUROPE (64.1%)
     BELGUIM (0.8%)
          16,500  Interbrew (Consumer Non-Durables)                   389,572
                                                               ---------------
     FINLAND (2.2%)
          70,100  Nokia Corp., A.D.R. (Electronic Tech.)            1,086,550
                                                               ---------------
     FRANCE (18.0%)
          34,751  AXA (Finance)                                       466,400
          11,390  Aventis, S.A. (Health Technology)                   619,119
          11,500  Business Objects, A.D.R. (Tech. Svcs.) (3)          172,500
          20,400  Business Objects (Tech Services (3)                 300,337
          13,060  Carrefour, S.A. (Retail Trade)                      581,483
           9,100  Groupe Danone (Cons. Non-Durables)                1,224,194
          20,050  L'Oreal Co. (Consumer Non-Durables)               1,526,415
          17,600  STMicroelectronics, A.D.R. (Elec. Tech.)            343,376
          12,840  Sanofi-Synthelabo, S.A. (Health Tech.)              784,841
          23,800  Schlumberger, Ltd. (Industrial Svcs.)             1,001,742
          24,097  Suez, S.A. (Utilities)                              432,292
           7,300  Total Fina, S.A. (Energy Minerals)                1,042,562
          14,921  Vivendi Environment (Utilities)                     347,907
                                                               --------------
                                                                    8,843,168
                                                               --------------

24
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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     GERMANY (1.6%)
           4,110  Muenchener Rueckver (Finance)                       491,232
           4,025  SAP AG (Technology Services)                        315,506
                                                               ---------------
                                                                      806,738
                                                               ---------------
     IRELAND (0.9%)
          21,500  Allied Irish Banks p.l.c. (Finance)                 295,098
          58,200  Elan Corp., p.l.c. A.D.R. (Health
                   Technology) (3)                                    143,172
                                                               ---------------
                                                                      438,270
                                                               ---------------
     ITALY (0.7%)
          21,310  Telecom Italia (Saving) (Communications)            102,512
          32,100  Telecom Italia (Ord.) (Communications) (3)          243,537
                                                               ---------------
                                                                      346,049
                                                               ---------------
     NETHERLANDS (4.6%)
          14,900  ASML Holding N.V., A.D.R.
                   (Electronic Technology) (3)                        124,564
          48,235  ING Groep N.V. (Finance)                            816,933
          30,700  Royal Dutch Petroleum, A.D.R.
                   (Energy Minerals)                                1,351,414
                                                               ---------------
                                                                    2,292,911
                                                               ---------------
     SPAIN (2.1%)
          33,212  Banca Bilbao Vizcaya (Finance)                      317,842
          79,541  Telefonics, S.A. (Communications)                   711,969
                                                               ---------------
                                                                    1,029,811
     SWEDEN (0.8%)
          32,300  Securitas 'B' (Commercial Svcs.)                    385,524
                                                               ---------------
     SWITZERLAND (10.1%)
          12,860  Adecco, S.A. (Commercial Svcs.)                     504,099
          18,034  Credit Suisse Group (Finance)                       391,281
           6,215  Nestle, S.A. (Consumer Non-durables)              1,316,994
          41,065  Novartis, A.G. (Health Technology)                1,498,332
           5,115  Roche Holdings, A.G. (Health Tech.)                 356,429
          18,461  UBS, A.G. (Finance)                                 897,221
                                                               ---------------
                                                                    4,964,356
     UNITED KINGDOM (22.3%)
          87,975  Acambis, p.l.c. (Health Technology) (3)             392,322
          15,344  AstraZeneca, p.l.c. (Health Technology)             538,860
          31,400  BP, p.l.c. A.D.R. (Energy Minerals)               1,276,410
         166,280  Barclays, p.l.c. (Finance)                        1,030,633
          50,955  Burberry Group, p.l.c. (Retail Trade) (3)           184,165
         142,680  Compass Group, p.l.c. (Consumer Services)           758,020
          60,844  Diageo, p.l.c. (Consumer Non-Durables)              661,188
          27,184  GlaxoSmithkline, A.D.R. (Health Tech.)            1,018,313
          30,544  Pearson, p.l.c. (Consumer Services)                 282,501
          13,754  Reckitt Benckiser, p.l.c. (Cons. Non-Durables)      266,821
          48,190  Royal Bank of Scotland (Finance)                  1,154,419

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
          41,427  Shell Transport & Trading (Energy Minerals)         272,779
         157,584  Tesco, p.l.c. (Retail Trade)                        492,172
         123,130  Unilever, p.l.c. (Consumer Non-Durables)          1,171,534
         683,717  Vodafone Group, p.l.c. (Communications)           1,246,574
           8,600  Willis Group Holdings, Ltd. (Finance) (3)           246,562
                                                               ---------------
                                                                   10,993,273
   LATIN AMERICA (2.0%)
     MEXICO (2.0%)
           6,700  Coca-Cola Femsa, A.D.R. (Consumer
                   Non-Durables)                                      119,930
           8,900  Telefonos de Mexico, A.D.R.
                   (Communications)                                   284,622
         275,530  Wal-Mart de Mexico (Retail Trade)                   585,743
                                                               ---------------
                                                                      990,295
                                                               ---------------
   NORTH AMERICA (0.9%)
     CANADA (0.9%)
           7,900  Celestica, Inc. (Electronic Tech.) (3)              111,390
          70,400  JDS Uniphase Corp. (Electronic Tech.) (3)           173,888
           4,200  Talisman Energy, Inc. (Energy Minerals)             151,914
                                                               ---------------
                                                                      437,192
                                                               ---------------

Total common stocks                                                49,544,243
  (cost: $67,993,876)

SHORT TERM SECURITIES (0.0%) (2)
           1,000  Sit Money Market Fund, 0.83% (4)                      1,000
  (cost: $1,000)

Total investments in securities
  (cost: $67,994,876) (5)                                        $ 49,545,243
                                                               ===============

        See accompanying notes to portfolios of investments on page 38.

       SIT SMALL CAP GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER


     The Sit Small Cap Growth Fund returned -11.7% over the past six months. This compares to the six-month return of -15.6% for the Russell 2000 Growth Index, while the Russell 2000 Index fell -16.6% over the period.

     While the second half of 2002 proved to be another difficult and volatile period for the equity markets, the negative environment prevailing in the third quarter changed quite dramatically in the fourth quarter. The third quarter was marked by a host of concerns regarding corporate governance and a ratcheting down of corporate earnings estimates in several key sectors where the improvements in the economy had not translated into improved business conditions. These concerns began to diminish in recent months. For example, we believe that the intensity of investor scrutiny, along with regulatory actions, have led to more confidence in corporate financial reporting. In addition, investors appear to have greater confidence that current consensus earnings estimates are now largely achievable for the fourth quarter of 2002 and full year 2003. While geopolitical tensions will likely cause more volatility in the months ahead, we believe that this will create opportunities to build positions in companies that are most likely to benefit from the improving economic conditions we foresee in 2003. It is our view that the "defensive" orientation of the market, which has strongly favored value-oriented issues, has largely run its course. Indeed, as measured by the Russell Small Cap indices, growth stocks outperformed value issues by over 250 basis points during the fourth quarter. Based on the attractive valuation metrics and the prospect for improving fundamentals in the several key high growth sectors (particularly technology), we believe a better environment for growth investing lies ahead.

     In absolute terms, the Fund's performance over the past six months was negatively impacted by sectors that are closely tied to economic growth, including electronic technology, technology services, consumer durables, and producer manufacturing. Many of these sectors, however, have rebounded strongly since market lows reached in October.

     Aside from a shift in the weighting from health services toward a greater emphasis on the health technology, sector weighting changes were relatively modest over the past six months. As of December 31st, the Fund was 92% invested in equities. We strongly believe that the Fund is well positioned to capitalize on a better investing environment in the year ahead, and we greatly appreciate shareholders' continued interest.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.

     The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.

                               PORTFOLIO SUMMARY

             Net Asset Value 12/31/02:   $ 18.60 Per Share
                              6/30/02:   $ 21.06 Per Share

                     Total Net Assets:   $152.7  Million

          Weighted Average Market Cap:   $  1.7  Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                           Health Technology   12.6
                                     Finance   12.1
                       Electronic Technology    9.7
                             Health Services    7.2
                                Retail Trade    7.1
                         Technology Services    7.1
                           Consumer Services    6.2
                      Producer Manufacturing    6.2
                      Sectors less than 5.0%   23.7
                     Cash & Other Net Assets    8.1

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                         AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                         RUSSELL
                      SMALL CAP     RUSSELL 2000      2000
                     GROWTH FUND      INDEX        GROWTH INDEX
                     -----------    -----------    -----------
3 Month**                5.62%         6.16%           7.50%
6 Month**              -11.68        -16.56          -15.63
1 Year                 -26.22        -20.48          -30.27
3 Year                 -17.43         -7.54          -21.11
5 Year                   3.67         -1.36           -6.59
Inception               11.46          7.08            2.86
  (7/1/94)

                           CUMULATIVE TOTAL RETURNS*

                         SIT                         RUSSELL
                      SMALL CAP     RUSSELL 2000      2000
                     GROWTH FUND      INDEX        GROWTH INDEX
                     -----------    -----------    -----------
1 Year                 -26.22%       -20.48%         -30.27%
3 Year                 -43.71        -20.97          -50.91
5 Year                  19.76         -6.60          -28.88
Inception              151.59         78.88           27.08
  (7/1/94)

*AS OF 12/31/02                                                **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 200 GROWTH INDEX.

                               GROWTH OF $10,000

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/02 would have grown to $25,159 in the Fund, or $17,888 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.

                                TOP 10 HOLDINGS

                        * Biosite, Inc.
                        * New York Community Bancorp, Inc.
                        * Coach, Inc.
                        * Chico's FAS, Inc.
                        * Arthur J. Gallagher & Co.
                        * CUNO, Inc.
                        * Partnerre, Ltd.
                        * Liz Claiborne, Inc.
                        * Performance Food Group Co.
                        * Jacobs Engineering Group, Inc.

                          Total Number of Holdings: 93

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (91.9%) (2)

    COMMERCIAL SERVICES (4.0%)
      83,050  Equifax, Inc.                                         1,921,777
      20,000  FTI Consulting, Inc. (3)                                803,000
      79,500  Performance Food Group Co. (3)                        2,699,741
     262,200  SkillSoft, A.D.R. (3)                                   721,050
                                                               ---------------
                                                                    6,145,568
                                                               ---------------
    CONSUMER DURABLES (2.2%)
      20,400  Polaris Industries, Inc.                              1,195,440
     159,750  THQ, Inc. (3)                                         2,116,688
                                                               ---------------
                                                                    3,312,128
                                                               ---------------
    CONSUMER NON-DURABLES (4.5%)
     124,400  Coach, Inc. (3)                                       4,095,248
      92,500  Liz Claiborne, Inc.                                   2,742,625
                                                               ---------------
                                                                    6,837,873
                                                               ---------------
    CONSUMER SERVICES (6.2%)
      38,650  Career Education Corp. (3)                            1,546,000
      79,250  Cumulus Media, Inc. (3)                               1,178,447
      28,800  Education Management Corp. (3)                        1,082,880
     117,800  Emmis Communications Corp. (3)                        2,453,774
      51,400  Lee Enterprises, Inc.                                 1,722,928
      92,000  Sylvan Learning Systems, Inc. (3)                     1,508,800
                                                               ---------------
                                                                    9,492,829
                                                               ---------------
    ELECTRONIC TECHNOLOGY (9.7%)
     195,650  Applied Micro Circuits Corp. (3)                        721,948
      22,000  Catapult Communications Corp. (3)                       262,900
     175,400  ChipPAC, Inc. (3)                                       622,670
      47,500  Cymer, Inc. (3)                                       1,531,875
     222,450  Extreme Networks, Inc. (3)                              727,412
     178,460  Intersil Corp. (3)                                    2,487,732
      40,500  InVision Technologies, Inc. (3)                       1,067,580
      52,750  Kronos, Inc. (3)                                      1,951,223
     111,846  Mykrolis Corp. (3)                                      816,476
     109,950  NetScreen Technologies, Inc. (3)                      1,851,558
      49,000  NVIDIA Corp. (3)                                        563,990
     161,050  Oak Technology, Inc. (3)                                426,783
      30,900  Silicon Laboratories, Inc. (3)                          589,572
      53,300  Varian Semiconductor Equip. Associates, Inc. (3)      1,266,461
                                                               ---------------
                                                                   14,888,180
                                                               ---------------
    ENERGY MINERALS (2.7%)
      43,500  Newfield Exploration Co. (3)                          1,568,175
      33,500  Pogo Producing Co.                                    1,247,875
      50,200  XTO Energy, Inc.                                      1,239,940
                                                               ---------------
                                                                    4,055,990
                                                               ---------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------

    FINANCE (12.1%)
      30,000  Affiliated Managers Group, Inc. (3)                   1,509,000
     110,900  Arthur J. Gallagher & Co.                             3,258,242
      37,000  Legg Mason, Inc.                                      1,795,980
      47,550  Mercury General Corp.                                 1,786,929
     151,005  New York Community Bancorp, Inc.                      4,361,024
      53,650  Parnerre, Ltd.                                        2,780,143
      64,200  Platinum Underwriters Holdings, Ltd. (3)              1,691,670
      30,810  UCBH Holdings, Inc.                                   1,307,885
                                                               ---------------
                                                                   18,490.873
                                                               ---------------
    HEALTH SERVICES (7.2%)
      55,500  Accredo Health, Inc. (3)                              1,956,375
      64,700  AdvancePCS (3)                                        1,436,987
      26,395  Anthem, Inc. (3)                                      1,660,245
      59,950  Stericycle, Inc. (3)                                  1,941,121
      53,500  Triad Hospitals, Inc. (3)                             1,595,905
      53,900  Universal Health Services, Inc. (3)                   2,430,890
                                                               ---------------
                                                                   11,021,523
                                                               ---------------
    HEALTH TECHNOLOGY (12.6%)
      23,000  Bio-Rad Laboratories, Inc. (3)                          890,100
     139,150  Biosite, Inc. (3)                                     4,427,703
     146,800  Cell Therapeutics, Inc. (3)                           1,067,236
     241,550  CryoLife, Inc. (3)                                    1,649,786
      32,000  CTI Molecular Imaging, Inc. (3)                         789,120
      43,500  IDEC Pharmaceuticals Corp. (3)                        1,442,895
      28,500  Invitrogen Corp. (3)                                    891,765
      26,450  Neurocrine Biosciences, Inc. (3)                      1,207,707
      57,750  NPS Pharmaceuticals, Inc. (3)                         1,453,568
     162,700  Sangamo BioSciences, Inc. (3)                           489,727
      35,850  SurModics, Inc. (3)                                   1,028,178
      55,500  Techne Corp. (3)                                      1,585,524
       5,150  Telik, Inc. (3)                                          60,049
      23,450  Varian Medical Systems, Inc.                          1,163,120
      59,800  Wright Medical Group, Inc. (3)                        1,044,048
                                                               ---------------
                                                                   19,190,526
                                                               ---------------
    INDUSTRIAL SERVICES (1.7%)
      48,950  Oceaneering International, Inc. (3)                   1,211,023
      44,500  Smith International, Inc. (3)                         1,451,590
                                                               ---------------
                                                                    2,662,613
                                                               ---------------
    PROCESS INDUSTRIES (4.7%)
      55,500  Airgas, Inc. (3)                                        957,375
      84,700  CUNO, Inc. (3)                                        2,805,264
      63,400  Millipore Corp.                                       2,155,600
      79,500  Pall Corp.                                            1,326,060
                                                               ---------------
                                                                    7,244,299
                                                               ---------------

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-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    PRODUCER MANUFACTURING (6.2%)
      69,100  DRS Technologies, Inc. (3)                            2,164,903
      38,000  EDO Corp.                                               789,640
      10,300  FLIR Systems, Inc. (3)                                  502,640
      71,550  Herley Industries, Inc. (3)                           1,245,542
      75,000  Jacobs Engineering Group, Inc.  (3)                   2,670,000
      56,150  Roper Industries, Inc.                                2,055,090
                                                               ---------------
                                                                    9,427,815
                                                               ---------------
    RETAIL TRADE (7.1%)
      48,500  Advance Auto Parts, Inc. (3)                          2,371,650
     199,850  Chico's FAS, Inc. (3)                                 3,779,163
      49,450  Cost Plus, Inc. (3)                                   1,417,731
      66,850  Electronics Boutique Holdings Corp. (3)               1,056,898
      50,450  Linens 'n Things, Inc. (3)                            1,140,170
      42,550  Too, Inc. (3)                                         1,000,776
                                                               ---------------
                                                                   10,766,388
                                                               ---------------
    TECHNOLOGY SERVICES (7.1%)
      16,900  Arbitron, Inc. (3)                                      566,150
      39,400  BISYS Group, Inc. (3)                                   626,460
      95,550  Business Objects S.A., A.D.R. (3)                     1,433,250
      15,450  Citrix Systems, Inc. (3)                                190,344
      27,500  Cognizant Technology Solutions Corp. (3)              1,986,325
      43,550  Internet Security Systems, Inc. (3)                     798,272
      82,700  Mercury Interactive Corp. (3)                         2,452,055
     196,750  Quest Software, Inc. (3)                              2,028,493
      36,300  Veridian Corp. (3)                                      774,642
                                                               ---------------
                                                                   10,855,991
                                                               ---------------
    TRANSPORTATION (2.0%)
      58,700  C.H. Robinson Worldwide, Inc.                         1,831,440
      57,300  Swift Transportation Co., Inc. (3)                    1,147,031
                                                               ---------------
                                                                    2,978,471
                                                               ---------------
    UTILITIES (1.9%)
      44,500  Equitable Resources, Inc.                             1,561,032
      49,500  Questar Corp.                                         1,377,090
                                                               ---------------
                                                                    2,938,122
                                                               ---------------

Total common stocks
  (cost: $168,876,610)                                            140,309,189
                                                               ---------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.3%) (2)
   1,431,000  American Express Co., 1.22%, 1/6/03                   1,430,758
   9,780,000  Sit Money Market Fund, 0.83% (4)                      9,780,000
                                                               ---------------
 Total short-term securities (cost: $11,210,758)                   11,210,758
                                                               ---------------

Total investments in securities
  (cost: $180,087,368) (5)                                       $151,519,947
                                                               ===============

         See accompanying notes to portfolios of investments on page 38.

       SIT SCIENCE AND TECHNOLOGY GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER


     The Sit Science and Technology Growth Fund returned -10.1%for the six-month period ended December 31, 2002, compared to the -10.3% return for the S&P 500 Index and the -10.8% return for the Pacific Stock Exchange (PSE) Technology 100 Index.

     Although 2002 was another difficult year for many industries related to science and technology, we are optimistic that the rebound that occurred in share prices during the final quarter of the year bodes well for improved prospects in 2003. First and foremost, fundamentals appear to be gradually improving. Sequential results for many technology companies improved during the second half of 2002, albeit at a moderate pace, and several prominent technology companies have recently expressed comfort with analyst consensus estimates for the fourth quarter of 2002. Furthermore, based on the latest U.S. Gross Domestic Product Report, equipment and software expenditures have begun to rise on a year-over-year basis. We believe this trend has the potential to strengthen rapidly based on improving corporate cash flows and our forecasts for accelerating economic growth. Third, we believe that both valuations and earnings expectations already reflect the current depressed business conditions in the technology sector. Therefore, valuation multiples should begin to expand as fundamentals improve. We continue to believe that the long-term investment thesis underlying companies in the science and technology sector remains intact. Although business conditions have been difficult, rapid innovation is still occurring in many sectors within our economy. We believe investors with long-term time horizons will be rewarded as earnings growth returns to the technology sector. The Fund remains well diversified across a range of high growth industries, including software, semiconductors, biotechnology, medical devices, and defense electronics.

     Over the past six months, the most significant sector weighting increases occurred in health technology and producer manufacturing, with modest decreases in the electronic technology and technology service sectors. At year end, the Fund was 90% invested in equity securities.

     We believe that the Fund is positioned to perform well as economic conditions and market sentiment improves.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.

                               PORTFOLIO SUMMARY

             Net Asset Value 12/31/02:   $ 6.76 Per Share
                              6/30/02:   $ 7.52 Per Share

                     Total Net Assets:   $12.0 Million

          Weighted Average Market Cap:   $42.9 Billion

                         PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                         Electronic Technology   34.2
                           Technology Services   23.7
                             Health Technology   22.3
                        Producer Manufacturing    6.6
                        Sectors Less Than 2.0%    3.7
                                Cash and Other
                                    Net Assets    9.5

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                         AVERAGE ANNUAL TOTAL RETURNS*

                         SIT
                      SCIENCE AND
                       TECHNOLOGY                     S&P
                      GROWTH FUND                  500 INDEX
                      -----------                 -----------
3 Month**                 11.74%                       8.44%
6 Month**                -10.11                      -10.30
1 Year                   -44.45                      -22.10
3 Years                  -35.28                      -14.55
5 Years                   -6.94                       -0.59
Inception                 -6.94                       -0.59
  (12/31/97)

                           CUMULATIVE TOTAL RETURNS*

                         SIT
                      SCIENCE AND
                       TECHNOLOGY                     S&P
                      GROWTH FUND                  500 INDEX
                      -----------                 -----------
1 Year                   -44.45%                     -22.10%
3 Years                  -72.89                      -37.61
5 Years                  -30.23                       -2.90
Inception                -30.23                       -2.90
  (12/31/97)

*AS OF 12/31/02                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.

                               GROWTH OF $10,000
                                TOP 10 HOLDINGS

                              [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/02 would have declined to $6,977 in the Fund or $9,710 in the S&P 500 Index.

                                TOP 10 HOLDINGS

                     * Cisco Systems, Inc.
                     * Microsoft Corp.
                     * Amgen, Inc.
                     * Dell Computer Corp.
                     * Symantec Corp.
                     * International Business Machines Corp.
                     * Medtronic, Inc.
                     * Lockheed Martin Corp.
                     * Analog Devices, Inc.
                     * Intuit, Inc.

                          Total Number of Holdings: 55

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (90.5%) (2)
   CONSUMER DURABLES (1.6%)
      3,800  Electronic Arts, Inc. (3)                                189,126
                                                              ----------------
   CONSUMER SERVICES (1.1%)
      9,600  AOL Time Warner, Inc. (3)                                125,760
                                                              ----------------
   ELECTRONIC TECHNOLOGY (36.2%)
     12,400  Analog Devices, Inc. (3)                                 295,988
      8,000  Applied Materials, Inc. (3)                              104,240
     11,000  Broadcom Corp. (3)                                       165,660
      9,200  Brocade Comm. Systems, Inc. (3)                           38,088
     37,500  Cisco Systems, Inc. (3)                                  491,250
     14,100  Dell Computer Corp. (3)                                  377,034
     19,100  EMC Corp. (3)                                            117,274
     15,000  Intel Corp.                                              233,550
      4,500  International Business Machines Corp.                    348,750
     13,600  Jabil Circuit, Inc. (3)                                  243,712
     38,300  JDS Uniphase Corp. (3)                                    94,601
      6,200  KLA-Tencor Corp. (3)                                     219,294
      4,200  Linear Technology Corp.                                  108,024
      7,200  Maxim Integrated Products, Inc.                          237,888
      8,000  Netscreen Technologies, Inc. (3)                         134,720
     14,900  Nokia Corp., A.D.R.                                      230,950
      5,600  Novellus Systems, Inc. (3)                               157,248
      6,000  QUALCOMM, Inc. (3)                                       218,340
      4,000  STMicroelectronics, A.D.R.                                78,040
      4,600  Synopsys, Inc. (3)                                       212,290
                                                              ----------------
                                                                    4,106,941
                                                              ----------------
   HEALTH TECHNOLOGY (22.3%)
      5,000  Alcon, Inc. (3)                                          197,250
      8,000  Amgen, Inc. (3)                                          386,720
      4,500  Biogen, Inc. (3)                                         180,270
      8,200  Biomet, Inc.                                             235,012
      6,600  Boston Scientific Corp. (3)                              280,632
     32,400  Elan Corp., A.D.R (3)                                     79,704
      2,600  Eli Lilly and Co.                                        165,100
      7,400  IDEC Pharmaceuticals Corp. (3)                           245,458
      6,800  Medtronic, Inc.                                          310,080
      9,450  Pfizer, Inc.                                             288,887
     28,200  Sangamo BioSciences, Inc. (3)                             84,882
      5,800  Teva Pharmaceutical Industries, A.D.R.                   223,938
                                                              ----------------
                                                                    2,677,933
                                                              ----------------

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   PRODUCER MANUFACTURING (6.6%)
      5,800  DRS Technologies, Inc. (3)                               181,714
      3,800  Harris Corp.                                              99,940
      5,200  Lockheed Martin Corp.                                    300,300
      2,200  Northrop Grumman Corp.                                   213,400
                                                              ----------------
                                                                      795,354
                                                              ----------------
   RETAIL TRADE (1.0%)
      1,800  eBay, Inc. (3)                                           122,076
                                                              ----------------
   TECHNOLOGY SERVICES (23.7%)
      7,000  Adobe Systems, Inc.                                      173,607
      1,800  Affiliated Computer Services, Inc. (3)                    94,770
      7,800  Check Point Software Technology (3)                      101,166
      8,000  Concord EFS, Inc. (3)                                    125,920
      7,600  First Data Corp.                                         269,116
      6,800  Fiserv, Inc. (3)                                         230,860
      6,200  Intuit, Inc. (3)                                         290,904
      6,900  Mercury Interactive Corp. (3)                            204,585
      8,000  Microsoft Corp. (3)                                      413,600
      8,400  Oracle Corp. (3)                                          90,720
      6,800  PeopleSoft, Inc. (3)                                     124,440
      8,400  SunGard Data Systems, Inc. (3)                           197,904
      9,000  Symantec Corp. (3)                                       364,590
      6,600  VERITAS Software Corp. (3)                               103,092
      3,600  Yahoo!, Inc. (3)                                          58,860
                                                              ----------------
                                                                    2,844,134
                                                              ----------------

Total common stocks                                                10,861,324
                                                              ----------------
   (cost:  $18,305,716)

SHORT-TERM SECURITIES (9.8%) (2)
  1,700,000  Sit Money Market Fund, 0.83% (4)                       1,170,000
    (cost: $1,170,000)                                        ----------------

Total investments in securities                                    12,031,324
 (cost: $19,475,716) (5)                                      ================

        See accompanying notes to portfolios of investments on page 38.

32
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                                                                              33

       SIT DEVELOPING MARKETS GROWTH FUND
       SIX MONTHS ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       SENIOR PORTFOLIO MANAGERS
       EUGENE C. SIT, CFA AND ROGER J. SIT

     The Sit Developing Markets Growth Fund returned -12.2% for the six-months ended December 31, 2002, underperforming both the MSCI Emerging Markets Free Index, which returned -8.7%, and the Lipper Emerging Markets Index, which returned -8.5%. The Fund's underweight position in the materials industry and exposure to the utilities and retailing industries were the main contributors to underperformance.

     The Fund had a 65.7% weighting in Asia on December 31st, versus 55.4% for the MSCI Emerging Markets Free Index. Strong economic growth in China, GDP increased 8.1% over last year in the third quarter, and the trend toward outsourcing of production to Asian manufacturers is providing a favorable investment environment for our holdings, and we are maintaining an overweight position in this region. The superior competitiveness and management quality in companies in North Asia leads us to favor it over the companies of Southeast Asia. During the quarter, we added a position in CNOOC, a mainland Chinese oil and natural gas company.

     In Latin America, the Fund had a weighting of 19.8% on December 31st, versus 17.6% for the MSCI Emerging Markets Free Index. The reflation-oriented monetary policy of the U.S. Federal Reserve will benefit Mexico, and we continue to view this market as a safe haven in the region. The recent high interest rates in Argentina and month-long strike in Venezuela highlight the risks elsewhere in Latin America, and we remain uninvested in those markets. Instead, we prefer stocks such as Coca-Cola Femsa in Mexico, which recently announced the acquisition of Panamco-a purchase that would make it the second-largest Coca-Cola bottler.

     Emerging Europe, the Middle East, and Africa had a weighting of 11.6% on December 31st, compared with 27.0% for the MSCI Emerging Markets Free Index.

                       INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

                               PORTFOLIO SUMMARY

             Net Asset Value   12/31/02:     $7.11 Per Share
                                6/30/02:     $8.10 Per Share

                       Total Net Assets:     $8.6 Million

            Weighted Average Market Cap:    $24.2 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                                 SIT             MSCI
                                             DEVELOPING        EMERGING
                                               MARKETS         MARKETS
                                             GROWTH FUND     FREE INDEX
                                             -----------     -----------
        Asia                                    65.7               55.4
        Latin American                          19.8               17.6
        Africa / Middle East                     9.5               18.1
        Europe                                   2.1                8.9
        Cash and Other Net Assets                2.9                0.0

34
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                         AVERAGE ANNUAL TOTAL RETURNS*

                 SIT              MSCI            LIPPER
              DEVELOPING        EMERGING         EMERGING
                MARKETS          MARKETS          MARKETS
              GROWTH FUND       FREE INDEX         INDEX
             ------------       ----------       ---------
3 Month**         3.04%            9.76%            9.05%
6 Month**       -12.22            -8.65            -8.47
1 Year          -18.37            -7.97            -4.62
3 Year          -20.55           -15.81           -14.00
5 Year           -7.23            -6.67            -4.71
Inception        -3.85            -5.65            -3.26
       (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                 SIT              MSCI            LIPPER
              DEVELOPING        EMERGING         EMERGING
                MARKETS          MARKETS          MARKETS
              GROWTH FUND       FREE INDEX         INDEX
             ------------       ----------       ---------
1 Year          -18.37%           -7.97%           -4.62%
3 Year          -49.85           -40.32           -36.40
5 Year          -31.29           -29.18           -21.41
Inception       -28.37           -39.04           -24.58
  (7/1/94)

*AS OF 12/31/02                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

                               GROWTH OF $10,000

                               [PLOT POINTS GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/02 would have declined to $7,163 in the Fund, or $6,096 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.

                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology   19.0
                               Communications   17.7
                                      Finance   11.4
                                 Retail Trade    7.6
                             Energy Minnerals    7.4
                        Consumer Non-Durables    6.5
                            Consumer Services    5.9
                            Health Technology    5.1
                                    Utilities    5.0
                       Sectors Less than 5.0%   11.5
                    Cash and Other Net Assets    2.9

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002 (UNAUDITED)

                              10 LARGEST HOLDINGS

                     * Samsung Electronics
                     * Teva Pharmaceutical, A.D.R.
                     * Hon Hai Precision Industry
                     * Telefonos de Mexico, A.D.R.
                     * Wal-Mart de Mexico
                     * Advance Info Service Public Co., Ltd.
                     * Korea Electric Power, A.D.R.
                     * HSBC Holdings p.l.c.
                     * BHP Billiton Limited, A.D.R.
                     * Advantech Co., Ltd.

--------------------------------------------------------------------------------
      QUANTITY      NAME OF ISSUER                            MARKET VALUE($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (94.7%) (2)
  AFRICA/ MIDDLE EAST (9.5%)
     ISRAEL (5.9%)
         5,500      Check Point Software Technologies, Ltd.
                      (Technology Services) (3)                          71,335
         2,600      Taro Pharmaceutical Industries, Ltd.
                      (Health Technology) (3)                            97,760
         8,800      Teva Pharmaceutical, A.D.R.
                      (Health Technology)                               339,768
                                                                     ----------
                                                                        508,863
                                                                     ----------
  SOUTH AFRICA (3.6%)
        12,100      Anglo American p.l.c. (Non-Energy Minerals)         179,703
        18,000      SABMiller, p.l.c. (Consumer Non-Durables)           127,940
                                                                     ----------
                                                                        307,643
                                                                     ----------
  ASIA (63.3%)
     AUSTRALIA (2.9%)
        21,410      BHP Billiton, Ltd., A.D.R. (Non-Energy
                      Minerals)                                         246,215
                                                                     ----------
     HONG KONG (13.5%)
        13,000      Cheung Kong Hldgs., Ltd. (Indus. Svcs.)              84,601
        56,000      China Mobile (Hong Kong), Ltd.
                    (Communications) (3)                                133,207
        87,000      Citic Pacific, Ltd. (Industrial Services)           160,649
        29,500      CLP Holdings (Utilities)                            118,781
        38,000      CNOOC, Ltd. (Energy Minerals)                        49,459
        76,000      Denway Motors, Ltd. (Producer Manufacturing)         25,582
        22,800      HSBC Holdings p.l.c. (Finance)                      249,244
        68,000      Li & Fung, Ltd. (Retail Trade)                       64,526
     1,074,000      PetroChina Co. (Energy Minerals)                    213,468
         2,900      PetroChina Co., A.D.R. (Energy Minerals)             58,203
                                                                     ----------
                                                                      1,157,720
                                                                     ----------
--------------------------------------------------------------------------------
      QUANTITY      NAME OF ISSUER                            MARKET VALUE($)(1)
--------------------------------------------------------------------------------
     INDIA (1.9%)
         2,400      Infosys Technologies, A.D.R. (Technology
                      Services)                                         166,920
                                                                     ----------
     INDONESIA (0.6%)
       193,000      PT Ramayana Lestari (Retail Trade)                   54,450
                                                                     ----------
     MALAYSIA (3.2%)
        47,000      Maxis Berhad (Communications) (3)                    66,790
        40,000      Nestle Berhad (Consumer Non-Durables)               210,527
                                                                     ----------
                                                                        277,317
                                                                     ----------
     PHILIPPINES (0.7%)
     2,083,000      Digital Telecom Philippines
                      (Communications) (3)                               15,607
       494,000      SM Prime Holdings, Inc. (Retail Trade)               43,954
                                                                     ----------
                                                                         59,561
                                                                     ----------
     RUSSIA (1.8%)
           700      LUKOIL, A.D.R. (Energy Minerals)                     43,009
           800      YUKOS, A.D.R. (Energy Minerals)                     112,744
                                                                     ----------
                                                                        155,753
                                                                     ----------
     SINGAPORE (4.4%)
        24,097      DBS Group Holdings, Ltd. (Finance)                  152,820
       202,000      People's Food Holdings, Ltd. (Consumer
                      Non-Durables)                                      86,180
        18,000      Venture Corp., Ltd. (Electronic Tech.)              144,248
                                                                     ----------
                                                                        383,248
                                                                     ----------
     SOUTH KOREA (16.5%)
         2,200      Kookmin Bank (Finance)                               77,906
           600      Kookmin Bank, A.D.R. (Finance)                       21,210
        30,600      Korea Electric Power, A.D.R. (Utilities)            260,100
         3,000      KT Corp. (Communications)                           128,241
         3,000      KT Corp., A.D.R. (Communications)                    64,650
         1,769      Samsung Electronics (Electronic
                      Technology)                                       468,333
        15,600      Shinhan Financial Group (Finance)                   163,096
           570      Shinsegae Co., Ltd. (Retail Trade)                   71,848
         7,600      SK Telecom Co., A.D.R. (Communications)             162,260
                                                                     ----------
                                                                      1,417,644
                                                                     ----------
     TAIWAN (11.8%)
        62,230      Accton Technology Corp.
                      (Electronic Technology) (3)                        63,536
       130,560      Advantech Co., Ltd. (Electronic Technology)         234,685
       257,056      Chroma Ate, Inc. (Electronic Technology)            154,514
        97,625      Hon Hai Precision Industry (Electronic
                      Technology)                                       336,928
       186,391      Taiwan Semiconductor Co. (Electronic
                      Technology)                                       228,365
                                                                     ----------
                                                                      1,018,028
                                                                     ----------

36
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--------------------------------------------------------------------------------
      QUANTITY      NAME OF ISSUER                            MARKET VALUE($)(1)
--------------------------------------------------------------------------------
     THAILAND (6.0%)
       328,000   Advanced Info Service Public Co., Ltd.                 272,065
                  (Communications)
       111,000   Bangkok Bank Public Co., Ltd. (Finance) (3)            154,524
        19,000   BEC World Public Co. (Consumer Services)                89,930
                                                                     ----------
                                                                        516,519
                                                                     ----------
  EUROPE (2.1%)
     SPAIN (2.1%)
         6,817   Telefonica, A.D.R. (Communications)                    181,128
                                                                     ----------
  LATIN AMERICA (19.8%)
     BRAZIL (6.4%)
    19,936,532   Banco Bradesco S.A. (Finance)                           62,231
         2,000   Brasil Telecom, A.D.R. (Communications)                 50,500
         3,883   Embraer de Aeronautica, A.D.R.
                   (Transportation)                                      61,740
         7,900   Pao de Acucar, A.D.R. (Retail Trade)                   120,870
        18,900   Paranaense de Energia, A.D.R. (Utilities)               53,109
         5,860   Petrobras (Energy Minerals)                             76,808
         5,300   Petrobras, A.D.R. (Energy Minerals)                     78,811
         6,100   Tele Norte Leste Participacoes S.A.
                   (Communications) 44,835
                                                                     ----------
                                                                        548,904
                                                                     ----------
     MEXICO (13.4%)
         6,200   America Movil, A.D.R. (Communications)                  89,032
         7,500   Coca-Cola Femsa S.A., A.D.R. (Consumer
                   Non-Durables)                                        134,250
       132,000   Grupo Financiero BBVA Bancomer, S.A.
                   (Finance) (3)                                         99,782
         7,400   Grupo Televisa S.A., A.D.R. (Consumer
                          Services)                                     206,682
         9,900   Telefonos de Mexico, A.D.R.
                          (Communications)                              316,602
       129,770   Wal-Mart de Mexico (Retail Trade)                      295,157
                                                                     ----------
                                                                      1,141,505
                                                                     ----------

Total common stocks                                                   8,141,418
                                                                     ----------
         (cost: $9,838,556)

CLOSED-END MUTUAL FUND (2.4%) (2)
        19,640   India Fund (Consumer Services)                         207,988
                                                                     ----------
         (cost: $336,404)

SHORT-TERM SECURITIES (3.0%) (2)
       254,000   Sit Money Market Fund, 0.83% (4)                       254,000
                                                                     ----------
         (cost: $254,000)

Total investments in securities
         (cost: $10,428,960) (5)                                     $8,603,406
                                                                     ==========

        See accompanying notes to portfolios of investments on page 38.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)    Percentage figures indicate percentage of total net assets.

(3)    Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2002, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP          MID CAP        INTERNATIONAL
                                                BALANCED           GROWTH            GROWTH            GROWTH
                                                  FUND              FUND              FUND              FUND
                                              -------------     -------------     -------------     -------------
Cost for federal income tax purposes          $  17,884,250     $  65,508,957     $ 180,674,498     $  67,994,876
                                              =============     =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $     530,124     $   4,785,712     $  12,573,227     $   3,213,449
       Gross unrealized depreciation             (3,181,092)      (15,721,218)      (45,848,766)      (21,663 081)
                                              -------------     -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($  2,650,968)    ($ 10,935,506)    ($ 33,275,539)    ($ 18,449,632)
                                              =============     =============     =============     =============

                                                                 SCIENCE AND       DEVELOPING
                                                SMALL CAP        TECHNOLOGY          MARKETS
                                                 GROWTH            GROWTH            GROWTH
                                                  FUND              FUND              FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 180,087,368     $  19,475,716     $  10,428,960
                                              =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $  12,346,137     $     394,621     $     736,885
       Gross unrealized depreciation            (40,913,558)       (7,839,013)       (2,562,439)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($ 28,567,421)    ($  7,444,392)    ($  1,825,554)
                                              =============     =============     =============

38
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                                                                              39

SIT MUTUAL FUNDS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES

                                                            LARGE CAP         MID CAP
                                          BALANCED            GROWTH           GROWTH
ASSETS                                      FUND               FUND             FUND
                                        ---------------   ---------------   ---------------
Investments in securities, at
     identified cost                    $    17,884,250   $    65,508,957   $   180,674,498
                                        ===============   ===============   ===============
Investments in securities, at
     market value - see
     accompanying schedule for detail   $    15,233,282   $    54,573,451   $   147,398,959
Cash in bank on demand
     deposit                                         --                75             1,216
Receivables:
     Dividends and accrued interest              86,598            68,591            45,934
     Fund shares sold                                --             2,943             2,946
     Investment securities sold                  19,762           158,140           358,418
     Other receivables                               --            13,761                --
                                        ---------------   ---------------   ---------------

              Total assets                   15,339,642        54,816,961       147,807,473
                                        ---------------   ---------------   ---------------

LIABILITIES
Payables:
     Disbursements in excess of
         cash balances                            3,989                --                --
     Investment securities purchased             32,002           149,046           559,141
     Fund shares redeemed                        35,227           111,266           102,534
     Accrued investment management
         and advisory services fee               13,490            48,794           149,177
     Other payables                               6,383               928           147,511
                                        ---------------   ---------------   ---------------

              Total liabilities                  91,091           310,034           958,363
                                        ---------------   ---------------   ---------------

Net assets applicable to
     outstanding capital stock               15,248,551        54,506,927       146,849,110
                                        ===============   ===============   ===============

Capital Stock Par                       $         0.001   $         0.001   $         0.001

     Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000
     Outstanding shares                       1,331,315         2,278,207        21,503,279
                                        ===============   ===============   ===============

Net asset value per share of
     outstanding capital stock          $         11.45   $         23.93   $          6.83
                                        ===============   ===============   ===============

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
                                                                               SCIENCE AND      DEVELOPING
                                         INTERNATIONAL       SMALL CAP          TECHNOLOGY        MARKETS
                                             GROWTH            GROWTH             GROWTH           GROWTH
ASSETS                                        FUND              FUND               FUND             FUND
                                        ---------------   ---------------   ---------------   ---------------
Investments in securities, at
     identified cost                    $    67,994,876   $   180,087,368   $    19,475,716   $    10,428,960
                                        ===============   ===============   ===============   ===============

Investments in securities, at
     market value - see
     accompanying schedule for detail   $    49,545,243   $   151,519,947   $    12,031,324   $     8,603,406
Cash in bank on demand
     deposit                                         --               954             8,785               917
Receivables:
     Dividends and accrued interest              59,813            45,652             1,290            18,890
     Fund shares sold                             1,636            90,063                --               340
     Investment securities sold                      --         1,756,076                --                --
     Other receivables                            5,185            54,461                --             6,282
                                        ---------------   ---------------   ---------------   ---------------

              Total assets                   49,611,877       153,467,153        12,041,399         8,629,835
                                        ---------------   ---------------   ---------------   ---------------

LIABILITIES
Payables:
     Disbursements in excess of
         cash balances                          167,804                --                --                --
     Investment securities purchased                 --           403,463             2,202                --
     Fund shares redeemed                        28,865           212,681             8,498            17,599
     Accrued investment management
         and advisory services fee               70,036           198,649            14,358            15,722
     Other payables                              54,347                --            19,765             2,272
                                        ---------------   ---------------   ---------------   ---------------

              Total liabilities                 321,052           814,793            44,823            35,593
                                        ---------------   ---------------   ---------------   ---------------

Net assets applicable to
     outstanding capital stock               49,290,825       152,652,360        11,996,576         8,594,242
                                        ===============   ===============   ===============   ===============

Capital Stock Par                       $         0.001   $         0.001   $         0.001   $         0.001

     Authorized shares                   10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
     Outstanding shares                       5,621,061         8,207,611         1,774,227         1,208,165
                                        ===============   ===============   ===============   ===============

Net asset value per share of
     outstanding capital stock          $          8.77   $         18.60   $          6.76   $          7.11
                                        ===============   ===============   ===============   ===============

                See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                      LARGE CAP        MID CAP       INTERNATIONAL
                                                       BALANCED        GROWTH          GROWTH           GROWTH
                                                         FUND           FUND            FUND            FUND
                                                     ------------    ------------    ------------    ------------
INVESTMENT INCOME:
      INCOME:
           Dividends *                               $     87,393    $    306,924    $    313,474    $    416,082
           Interest                                       225,815          14,065          39,882          40,317
                                                     ------------    ------------    ------------    ------------
                     Total income                         313,208         320,989         353,356         456,399
                                                     ------------    ------------    ------------    ------------

      EXPENSES (NOTE 3):
           Investment management and
                advisory services fee                      81,829         292,644         997,399         521,330
                Less fees and expenses absorbed
                     by investment adviser                     --              --         (78,878)        (97,544)
                                                     ------------    ------------    ------------    ------------

                Total net expenses                         81,829         292,644         918,521         423,786
                                                     ------------    ------------    ------------    ------------

                Net investment income (loss)              231,379          28,345        (565,165)         32,613
                                                     ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
           Net realized gain (loss)                    (1,365,528)     (4,556,445)    (15,698,440)     (6,125,963)
           Net change in unrealized appreciation
                (depreciation) on investments             282,436      (1,488,893)     (8,359,680)     (4,263,727)
           Realized gain (loss) on foreign
                currency transactions                          --              --              --            (337)
           Net change in unrealized appreciation
                (depreciation) on foreign currency
                transactions                                   --              --              --           1,507
                                                     ------------    ------------    ------------    ------------

                Net gain (loss) on investments         (1,083,092)     (6,045,338)    (24,058,120)    (10,388,520)
                                                     ------------    ------------    ------------    ------------

Net increase (decrease) in net assets
      resulting from operations                      ($   851,713)   ($ 6,016,993)   ($24,623,285)   ($10,355,907)
                                                     ============    ============    ============    ============

-------------------------------
*Dividends are net of foreign withholding tax of $33,622 and $11,746 in the International Growth Fund and Developing Markets Growth Fund, respectively.

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
                                                                      SCIENCE AND     DEVELOPING
                                                      SMALL CAP       TECHNOLOGY        MARKETS
                                                       GROWTH           GROWTH          GROWTH
                                                         FUND            FUND            FUND
                                                     ------------    ------------    ------------
INVESTMENT INCOME:
      INCOME:
           Dividends *                               $    291,970    $     14,129    $     82,893
           Interest                                       107,553           3,026           4,623
                                                     ------------    ------------    ------------
                     Total income                         399,523          17,155          87,516
                                                     ------------    ------------    ------------
      EXPENSES (NOTE 3):
           Investment management and
                advisory services fee                   1,207,845          95,053          97,846
                Less fees and expenses absorbed
                     by investment adviser                     --          (9,402)             --
                                                     ------------    ------------    ------------

                Total net expenses                      1,207,845          85,651          97,846
                                                     ------------    ------------    ------------

                Net investment income (loss)             (808,322)        (68,496)        (10,330)
                                                     ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
           Net realized gain (loss)                   (13,225,683)     (3,276,890)       (113,277)
           Net change in unrealized appreciation
                (depreciation) on investments          (7,060,891)      1,933,071      (1,011,791)
           Realized gain (loss) on foreign
                currency transactions                          --              --            (589)
           Net change in unrealized appreciation
                (depreciation) on foreign currency
                transactions                                   --              --              55
                                                     ------------    ------------    ------------

                Net gain (loss) on investments        (20,286,574)     (1,343,819)     (1,125,602)
                                                     ------------    ------------    ------------

Net increase (decrease) in net assets
      resulting from operations                      ($21,094,896)   ($ 1,412,315)   ($ 1,135,932)
                                                     ============    ============    ============

                See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        BALANCED                          LARGE CAP
                                                                          FUND                            GROWTH FUND
                                                                ------------------------------    -------------------------------
                                                                  SIX MONTHS                      SIX MONTHS
                                                                    ENDED                           ENDED
                                                                 DECEMBER 31,    YEAR ENDED       DECEMBER 31,       YEAR ENDED
                                                                    2002          JUNE 30,           2002              JUNE 30,
                                                                 (UNAUDITED)         2002         (UNAUDITED)           2002
                                                                -------------    -------------    -------------    -------------
Operations:
    Net investment income (loss)                                $     231,379    $     546,453    $      28,345    ($    226,597)
    Net realized gain (loss) on investments                        (1,365,528)      (3,053,017)      (4,556,445)     (16,004,850)
    Net change in unrealized appreciation
       (depreciation) on investments                                  282,436       (1,596,602)      (1,488,893)     (17,827,153)
    Net realized gain (loss) on foreign currency transactions              --               --               --               --
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                       --               --               --               --
                                                                -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting from
          operations                                                 (851,713)      (4,103,166)      (6,016,993)     (34,058,600)
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                            (355,000)        (596,000)              --               --
    Net realized gains on investments                                      --           (9,747)              --         (931,511)
                                                                -------------    -------------    -------------    -------------

       Total distributions                                           (355,000)        (605,747)              --         (931,511)
                                                                -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                       1,509,434        5,679,337        6,482,702       11,394,068
    Reinvested distributions                                          351,786          598,409               --          880,335
    Payments for shares redeemed                                   (3,231,109)      (8,690,437)      (9,798,135)     (36,274,376)
                                                                -------------    -------------    -------------    -------------

       Increase (decrease) in net assets from
          capital share transactions                               (1,369,889)      (2,412,691)      (3,315,433)     (23,999,973)
                                                                -------------    -------------    -------------    -------------

          Total increase (decrease) in net assets                  (2,576,602)      (7,121,604)      (9,332,426)     (58,990,084)
NET ASSETS
    Beginning of period                                            17,825,153       24,946,757       63,839,353      122,829,437
                                                                -------------    -------------    -------------    -------------
    End of period                                               $  15,248,551    $  17,825,153    $  54,506,927    $  63,839,353
                                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $  22,997,446    $  24,367,335    $  87,039,521    $  90,354,954
    Undistributed (distributions in excess of) net
       investment income                                                9,379          133,000           28,345               --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                       (5,107,306)      (3,741,778)     (21,625,433)     (17,068,988)
    Unrealized appreciation (depreciation) on investments          (2,650,968)      (2,933,404)     (10,935,506)      (9,446,613)
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                               --               --               --               --
                                                                -------------    -------------    -------------    -------------

                                                                $  15,248,551    $  17,825,153    $  54,506,927    $  63,839,353
                                                                =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              128,873          407,429          264,320          343,513
    Reinvested distributions                                           30,586           42,385               --           25,565
    Redeemed                                                         (277,976)        (626,912)        (404,364)      (1,101,363)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease)                                              (118,517)        (177,098)        (140,044)        (732,285)
                                                                =============    =============    =============    =============

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
           MID CAP                        INTERNATIONAL                       SMALL CAP
         GROWTH FUND                        GROWTH FUND                      GROWTH FUND
-------------------------------    ------------------------------    ------------------------------
  SIX MONTHS                         SIX MONTHS                        SIX MONTHS
    ENDED                               ENDED                            ENDED
 DECEMBER 31,       YEAR ENDED       DECEMBER 31,    YEAR ENDED        DECEMBER 31,     YEAR ENDED
    2002              JUNE 30,          2002           JUNE 30,          2002             JUNE 30,
  (UNAUDITED)          2002         (UNAUDITED)          2002         (UNAUDITED)           2002
 -------------    -------------    -------------    -------------    -------------    -------------
 ($    565,165)   ($  1,948,664)   $      32,613    ($    193,630)   ($    808,322)   ($  1,954,876)
   (15,698,440)     (30,225,225)      (6,125,963)     (15,739,196)     (13,225,683)     (49,917,873)

    (8,359,680)     (76,620,570)      (4,263,727)     (10,198,066)      (7,060,891)     (12,837,016)
            --               --             (337)          (5,938)              --               --

            --               --            1,507            5,562               --               --
 -------------    -------------    -------------    -------------    -------------    -------------

   (24,623,285)    (108,794,459)     (10,355,907)     (26,131,268)     (21,094,896)     (64,709,765)
 -------------    -------------    -------------    -------------    -------------    -------------

            --               --               --               --               --               --
            --       (5,755,281)              --               --               --         (319,828)
 -------------    -------------    -------------    -------------    -------------    -------------

            --       (5,755,281)              --               --               --         (319,828)
 -------------    -------------    -------------    -------------    -------------    -------------

    21,217,429       77,479,794      136,963,431      376,817,380       31,120,411      133,648,941
            --        5,495,225               --               --               --          311,390
   (31,091,694)    (147,115,266)    (147,137,037)    (403,950,480)     (38,056,723)    (116,134,977)
 -------------    -------------    -------------    -------------    -------------    -------------

    (9,874,265)     (64,140,247)     (10,173,606)     (27,133,100)      (6,936,312)      17,825,354
 -------------    -------------    -------------    -------------    -------------    -------------

   (34,497,550)    (178,689,987)     (20,529,513)     (53,264,368)     (28,031,208)     (47,204,239)

   181,346,660      360,036,647       69,820,338      123,084,706      180,683,568      227,887,807
 -------------    -------------    -------------    -------------    -------------    -------------
 $ 146,849,110    $ 181,346,660    $  49,290,825    $  69,820,338    $ 152,652,360    $ 180,683,568
 =============    =============    =============    =============    =============    =============

 $ 232,527,069    $ 242,401,334    $  96,613,467    $ 106,787,073    $ 251,126,416    $ 258,062,728

      (565,165)              --           32,613               --         (808,322)              --

   (51,837,255)     (36,138,815)     (28,910,808)     (22,784,508)     (69,098,314)     (55,872,631)
   (33,275,539)     (24,915,859)     (18,449,632)     (14,185,905)     (28,567,420)     (21,506,529)

            --               --            5,185            3,678               --               --
 -------------    -------------    -------------    -------------    -------------    -------------

 $ 146,849,110    $ 181,346,660    $  49,290,825    $  69,820,338    $ 152,652,360    $ 180,683,568
 =============    =============    =============    =============    =============    =============

     2,998,253        7,870,846       15,194,500       31,516,144        1,660,357        5,501,805
            --          524,854               --               --               --           12,317
    (4,419,571)     (14,579,237)     (16,047,140)     (33,468,771)      (2,031,552)      (4,797,505)
 -------------    -------------    -------------    -------------    -------------    -------------
    (1,421,318)      (6,183,537)        (852,640)      (1,952,627)        (371,195)         716,617
 =============    =============    =============    =============    =============    =============

                See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          SCIENCE AND
                                                                          TECHNOLOGY                       LARGE CAP
                                                                          GROWTH FUND                      GROWTH FUND
                                                                ------------------------------    -------------------------------
                                                                  SIX MONTHS                      SIX MONTHS
                                                                    ENDED                           ENDED
                                                                 DECEMBER 31,    YEAR ENDED       DECEMBER 31,       YEAR ENDED
                                                                    2002          JUNE 30,           2002              JUNE 30,
                                                                 (UNAUDITED)         2002         (UNAUDITED)           2002
                                                                -------------    -------------    -------------    -------------
Operations:
    Net investment income (loss)                                ($     68,496)   ($    233,417)   ($     10,330)   ($     23,766)
    Net realized gain (loss) on investments                        (3,276,890)     (11,594,790)        (113,277)        (372,873)
    Net change in unrealized appreciation
       (depreciation) on investments                                1,933,071       (3,413,606)      (1,011,791)        (965,437)
    Net realized gain (loss) on foreign currency transactions              --               --             (589)            (837)
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                       --               --               55               (7)
                                                                -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting from
          operations                                               (1,412,315)     (15,241,813)      (1,135,932)      (1,362,920)
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                  --               --               --           (1,738)
    Net realized gains on investments                                      --          (28,438)              --               --
                                                                -------------    -------------    -------------    -------------

       Total distributions                                                 --          (28,438)              --           (1,738)
                                                                -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                       2,615,338        6,106,003       26,901,703       52,082,112
    Reinvested distributions                                               --           27,921               --            1,602
    Payments for shares redeemed                                   (3,223,977)      (7,299,453)     (28,421,817)     (53,345,284)
                                                                -------------    -------------    -------------    -------------

       Increase (decrease) in net assets from
          capital share transactions                                 (608,639)      (1,165,529)      (1,520,114)      (1,261,570)
                                                                -------------    -------------    -------------    -------------

          Total increase (decrease) in net assets                  (2,020,954)     (16,435,780)      (2,656,046)      (2,626,228)
NET ASSETS
    Beginning of period                                            14,017,530       30,453,310       11,250,288       13,876,516
                                                                -------------    -------------    -------------    -------------
    End of period                                               $  11,996,576    $  14,017,530    $   8,594,242    $  11,250,288
                                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $  37,485,305    $  38,093,944    $  13,417,863    $  14,937,977
    Undistributed (distributions in excess of) net
       investment income                                              (68,496)              --          (10,330)              --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                      (17,975,841)     (14,698,951)      (2,987,785)      (2,873,919)
    Unrealized appreciation (depreciation) on investments          (7,444,392)      (9,377,463)      (1,825,554)        (813,763)
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                               --               --               48               (7)
                                                                -------------    -------------    -------------    -------------

                                                                $  11,996,576    $  14,017,530    $   8,594,242    $  11,250,288
                                                                =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              381,092          552,797        3,656,495        6,020,956
    Reinvested distributions                                               --            2,200               --              187
    Redeemed                                                         (471,583)        (690,196)      (3,837,299)      (6,145,987)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease)                                               (90,491)        (135,199)        (180,804)        (124,844)
                                                                =============    =============    =============    =============

        See accompanying notes to financial statements on page 47.

SIT MUTUAL FUNDS
------------------------------------------------------------------------- [LOGO]
NOTES TO FINANCIAL STATEMENTS

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

      This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      ------------------------------------ -------------------------------------
                        FUND                        INVESTMENT OBJECTIVE
      ------------------------------------ -------------------------------------
           Large Cap Growth Fund, Inc.      Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
            Mid Cap Growth Fund, Inc.       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
               Small Cap Growth             Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
                   Balanced                 Long-term capital appreciation
                                            consistent with the preservation of
                                            principal and to provide regular
                                            income.
      ------------------------------------ -------------------------------------
              International Growth          Maximize long-term growth.
      ------------------------------------ -------------------------------------
            Developing Markets Growth       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
             Science and Technology         Maximize long-term capital
                  Growth Fund               appreciation.
      ------------------------------------ -------------------------------------

      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

      ILLIQUID SECURITIES

      Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2002, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

      FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

      The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

------------------------------------------------------------------------- [LOGO]

      As of June 30, 2002, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

                                          Loss Carryover     Expiration Year
                                          --------------     ---------------
      Balanced                             $  3,577,809           2010
      Large Cap Growth                       16,593,064           2010
      Mid Cap Growth                         33,856,824           2010
      International Growth                   22,784,508           2009
      Small Cap Growth                       54,845,550           2010
      Science & Technology Growth            14,483,209           2010
      Developing Markets Growth               2,873,918           2007

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      CONCENTRATION OF INVESTMENTS

      The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2002, were as follow:

                                          Purchases ($)           Proceeds ($)
                                          -------------           ------------

      Balanced Fund                         2,728,749                4,030,972
      Large Cap Growth Fund                 8,166,093               13,386,654
      Mid Cap Growth Fund                  39,207,228               54,117,039
      International Growth Fund             5,005,340                8,614,187
      Small Cap Growth Fund                40,258,007               45,261,935
      Science and Technology Growth Fund    1,473,345                2,835,160
      Developing Markets Growth Fund          510,740                1,281,751

(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                            Contractual       Net of Adviser's
                                            Management         Voluntary Fee
                                                Fee               Waiver
                                            -----------       ----------------

      Balanced Fund                           1.00%               1.00%
      Large Cap Growth Fund                   1.00%               1.00%
      Mid Cap Growth Fund                     1.25%               1.15%
      International Growth Fund               1.85%               1.50%
      Small Cap Growth Fund                   1.50%               1.50%
      Science and Technology Growth Fund      1.50%               1.35%
      Developing Markets Growth Fund          2.00%               2.00%

      SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

      For the periods through December 31, 2003 the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund, Science and Technology Growth Fund, and International Growth Fund to 1.15%, 1.35%, and 1.50% of the Fund's average daily net assets respectively.

------------------------------------------------------------------------- [LOGO]

      As of December 31, 2002, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $2,222,000, $1,000, $4,738,000, $9,780,000, $1,170,000, $254,000
      and $142,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

      INVESTMENT SUB-ADVISER

      SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $215,220 were paid or payable to SKI for the period ended December 31, 2002.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2002:

                                                                   % Shares
                                                Shares            Outstanding
                                                ------            -----------
      Balanced Fund                            360,821               27.10
      Large Cap Growth Fund                    393,114               17.26
      Mid Cap Growth Fund                    2,895,872               13.47
      International Growth Fund                722,841               12.86
      Small Cap Growth Fund                  1,005,416               12.25
      Science and Technology Growth Fund       370,443               20.88
      Developing Markets Growth Fund           128,652               10.65

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    Beginning of period                                        $12.29         $15.33         $19.18         $17.38          $16.68
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

    Net investment income                                         .17            .36            .46            .40             .32
    Net realized and unrealized gains
      (losses) on investments                                    (.75)         (3.01)         (3.51)          2.51            1.45
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                            (.58)         (2.65)         (3.05)          2.91            1.77
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                   (.26)          (.38)          (.48)          (.37)           (.31)
    From realized gains                                            --           (.01)          (.32)          (.74)           (.76)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.26)          (.39)          (.80)         (1.11)          (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    End of period                                              $11.45         $12.29         $15.33         $19.18          $17.38
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (4.74%)       (17.62%)       (16.39%)        17.28%          11.25%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $15,249        $17,825        $24,947        $19,304         $12,112

RATIOS:

    Expenses to average daily net assets                        1.00% (2)      1.00%          1.00%          1.00%           1.00%
    Net investment income to average daily net assets           2.83% (2)      2.52%          2.89%          2.34%           2.01%
Portfolio turnover rate (excluding short-term securities)      16.18%         53.53%         63.32%         68.22%          89.37%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   Beginning of period                                         $26.40         $38.99          $63.66         $52.84         $49.34
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income (loss)                                   .01           (.08)           (.16)          (.18)          (.04)
   Net realized and unrealized gains
     (losses) on investments                                    (2.48)        (12.17)         (19.48)         14.41           6.96
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (2.47)        (12.25)         (19.64)         14.23           6.92
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                                    ----           ----            ----           ----           (.01)
   From realized gains                                           ----           (.34)          (5.03)         (3.41)         (3.41)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              ----           (.34)          (5.03)         (3.41)         (3.42)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   End of period                                               $23.93         $26.40          $38.99         $63.66         $52.84
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (9.36%)       (31.63%)        (32.92%)        27.75%         15.10%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $54,507        $63,839        $122,829       $172,400       $140,258

RATIOS:

   Expenses to average daily net assets                         1.00% (2)      1.00%           1.00%          1.00%          1.00%
   Net investment income (loss) to average daily net assets     0.10% (2)     (0.25%)         (0.33%)        (0.31%)        (0.09%)
Portfolio turnover rate (excluding short-term securities)      14.50%         34.74%          45.26%         48.95%         70.51%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate.

                See accompanying notes to financial statements on page 47.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   Beginning of period                                         $7.91        $12.37         $23.57         $14.54         $16.49
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income (loss)                                 (.03)         (.07)          (.08)          (.12)          (.06)
   Net realized and unrealized gains
     (losses) on investments                                   (1.05)        (4.16)         (7.05)         10.38            .65
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (1.08)        (4.23)         (7.13)         10.26            .59
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                                   ----          ----           ----           ----           ----
   From realized gains                                          ----          (.23)         (4.07)         (1.23)         (2.54)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             ----          (.23)         (4.07)         (1.23)         (2.54)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   End of period                                               $6.83         $7.91         $12.37         $23.57         $14.54
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  (13.65%)      (34.66%)       (35.21%)        73.01%          6.94%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $146,849      $181,347       $360,037       $566,639       $375,343

RATIOS:

   Expenses to average daily net assets                        1.15% (2)     1.15% (2)      1.06% (2)      1.00% (2)      1.00% (2)
   Net investment income (loss) to average daily net assets   (0.71%)(2)    (0.79%)(2)     (0.49%)(2)     (0.58%)(2)     (0.46%)(2)
Portfolio turnover rate (excluding short-term securities)     25.21%        60.88%         56.21%         62.21%         68.62%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2002, and the years ended June 30, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.81%), (0.89%), (0.68%), (0.83%), and
     (0.71%), respectively.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   Beginning of period                                        $10.79         $14.61         $23.58        $18.77        $19.14
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment income (loss)                                  .01           (.03)          (.03)         (.04)         (.07)
   Net realized and unrealized gains
     (losses) on investments                                   (2.03)         (3.79)         (8.42)         6.36           .84
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (2.02)         (3.82)         (8.45)         6.32           .77
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                                   ----           ----           ----          (.23)         (.06)
   From realized gains                                          ----           ----           (.52)        (1.28)        (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             ----           ----           (.52)        (1.51)        (1.14)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

   End of period                                               $8.77         $10.79         $14.61        $23.58        $18.77
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  (18.72%)       (26.15%)       (36.43%)       33.38%         4.51%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $49,291        $69,820       $123,085      $167,909       $94,982

RATIOS:

   Expenses to average daily net assets                        1.50% (2)      1.50% (2)      1.50% (2)     1.50% (2)     1.50% (2)
   Net investment income (loss) to average daily net assets    0.12% (2)     (0.22%)(2)     (0.20%)(2)    (0.40%)(2)    (0.37%)(2)
Portfolio turnover rate (excluding short-term securities)      9.50%         25.78%         25.22%        30.61%        45.91%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2002 and the years ended June 30 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.23%), (0.57%), (0.55%), (0.75%), and (0.72%), respectively.

                See accompanying notes to financial statements on page 47.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    Beginning of period                                        $21.06         $28.99         $41.35         $18.28          $20.35
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

    Net investment loss                                          (.10)          (.24)          (.13)          (.18)           (.18)
    Net realized and unrealized gains
      (losses) on investments                                   (2.36)         (7.65)        (11.65)         23.25            1.20
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (2.46)         (7.89)        (11.78)         23.07            1.02
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From realized gains                                          ----           (.04)          (.58)          ----           (3.09)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              ----           (.04)          (.58)          ----           (3.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    End of period                                              $18.60         $21.06         $28.99         $41.35          $18.28
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (11.68%)       (27.24%)       (28.79%)       126.20%           8.77%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $152,652       $180,684       $227,888       $190,630         $50,335

RATIOS:

    Expenses to average daily net assets                        1.50% (2)      1.50%          1.50%          1.50%           1.50%
    Net investment income (loss) to average daily net assets   (1.01%)(2)     (0.99%)        (0.41%)        (0.83%)         (1.08%)
Portfolio turnover rate (excluding short-term securities)      27.25%         65.25%         39.91%         39.31%          71.84%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------[LOGO]
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    Beginning of period                                     $7.52         $15.23        $33.38         $15.23        $11.77
--------------------------------------------------------------------------------------------------------------------------------
Operations:

    Net investment income (loss)                             (.04)          (.12)         (.19)          (.17)         (.07)
    Net realized and unrealized gains
      (losses) on investments                                (.72)         (7.58)       (17.10)         18.32          3.53
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (.76)         (7.70)       (17.29)         18.15          3.46
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                              -----          -----         -----          -----         -----
    From realized gains                                     -----           (.01)         (.86)         -----         -----
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          ----           (.01)         (.86)          ----          ----
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    End of period                                           $6.76          $7.52        $15.23         $33.38        $15.23
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                               (10.11%)       (50.57%)      (52.96%)       119.17%        29.40%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $11,997        $14,018       $30,453        $46,173       $14,194

RATIOS:

    Expenses to average daily net assets                    1.35% (2)      1.35% (2)     1.29% (2)      1.25% (2)     1.25% (2)
    Net investment income (loss) to average net assets     (1.08%)(2)     (1.06%)(2)    (0.94%)(2)     (0.86%)(2)    (0.72%)(2)
Portfolio turnover rate (excluding short-term securities)  12.05%         76.78%        34.59%         29.60%        58.29%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2002 and the years ended June 30 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.23%), (1.21%), (1.15%), (1.11%), and (0.97%), respectively.

                See accompanying notes to financial statements on page 47.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                            Ended
                                                         December 31,                    Years Ended June 30,
                                                             2002       ----------------------------------------------------------
                                                          (Unaudited)       2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    Beginning of period                                       $8.10         $9.17        $13.43         $9.98         $9.05
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

    Net investment income (loss)                               (.01)         (.02)         ----          (.06)         ----
    Net realized and unrealized gains
      (losses) on investments                                  (.98)        (1.05)        (4.26)         3.51           .93
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (.99)        (1.07)        (4.26)         3.45           .93
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                 ----          ----          ----          ----          ----
    From realized gains                                        ----          ----          ----          ----          ----
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            ----          ----          ----          ----          ----
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

    End of period                                             $7.11         $8.10         $9.17        $13.43         $9.98
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (12.22%)      (11.66%)      (31.72%)       34.57%        10.28%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $8,594       $11,250       $13,877       $14,676       $11,338

RATIOS:

    Expenses to average daily net assets                      2.00% (2)     2.00%         2.00%         2.00%         2.00%
    Net investment income (loss) to average daily net assets (0.21%)(2)    (0.20%)        0.02%        (0.55%)       (0.05%)
Portfolio turnover rate (excluding short-term securities)     5.63%        25.40%        21.87%        48.39%        98.24%


----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2002 are adjusted to an annual rate.

   See accompanying notes to financial statements on page 47.

RESULTS OF SHAREHOLDER MEETING
------------------------------------------------------------------------- [LOGO]

      The annual meeting of the shareholders of the Funds was held on October 23, 2002. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, William E. Frenzel, John E. Hulse, Sidney L. Jones and Donald W. Phillips.

      The matters voted on by the shareholders of record as of August 16, 2002 and the results of the shareholders' vote at the October 23, 2002 meeting were as follows:

1. Election of Directors:

                                                  For           Withheld
                                                  ---           --------
   Eugene C. Sit
          Large Cap Growth                  1,484,472             51,568
          Mid Cap Growth                   11,909,515            179,591
          Small Cap Growth                  4,646,299             50,262
          Balanced                            795,585              1,306
          Science and Technology Growth     1,075,405              9,041
          International Growth              2,889,745             39,321
          Developing Markets Growth         1,120,951             12,412

   William E. Frenzel
          Large Cap Growth                  1,480,016             56,024
          Mid Cap Growth                   11,821,484            267,621
          Small Cap Growth                  4,616,955             79,605
          Balanced                            791,980              4,909
          Science and Technology Growth     1,071,564             12,882
          International Growth              2,883,468             45,599
          Developing Markets Growth         1,114,021             19,343

   John E. Hulse
          Large Cap Growth                  1,523,666             12,375
          Mid Cap Growth                   11,878,201            210,905
          Small Cap Growth                  4,621,558             75,003
          Balanced                            792,135              4,755
          Science and Technology Growth     1,071,583             12,863

          International Growth              2,883,783             45,284
          Developing Markets Growth         1,114,922             18,442

   Sidney L. Jones
          Large Cap Growth                  1,526,936              9,105
          Mid Cap Growth                   11,933,067            156,038
          Small Cap Growth                  4,648,172             48,388
          Balanced                            795,215              1,675
          Science and Technology Growth     1,075,083              9,363
          International Growth              2,895,706             33,362
          Developing Markets Growth         1,121,567             11,797

--------------------------------------------------------------------------------

                                                  For           Withheld
                                                  ---           --------
   Donald W. Phillips
          Large Cap Growth                  1,526,797              9,244
          Mid Cap Growth                   11,948,626            140,479
          Small Cap Growth                  4,648,172             48,388
          Balanced                            795,215              1,675
          Science and Technology Growth     1,075,341              9,104
          International Growth              2,896,639             32,429
          Developing Markets Growth         1,122,238             11,126

2. Ratification of KPMG LLP as independent auditors for the Funds:

                                            For        Against       Abstain
                                            ---        -------       -------
   Large Cap Growth                   1,525,016          6,988         4,037
   Mid Cap Growth                    11,879,528         29,745       179,832
   Small Cap Growth                   4,616,066         33,360        37,134
   Balanced                             792,957          1,747         2,186
   Science and Technology Growth      1,075,301          4,341         4,803
   International Growth               2,822,973          7,571        98,524
   Developing Markets Growth          1,118,050          9,648         5,665

SEMI-ANNUAL REPORT STOCK FUNDS

Six Months Ended December 31, 2002

INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          220 South Sixth Street, Suite 1500
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
CUSTODIAN                                 International Growth Fund)
                                          Sit/Kim International Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166




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